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                           LOAN AND SECURITY AGREEMENT



                          DATED AS OF DECEMBER 19, 1997



                                     between



                              CIS AIR CORPORATION,

                                  as Borrower,


                                       and


                             HELLER FINANCIAL, INC.,

                             as Agent and as Lender




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                                TABLE OF CONTENTS
                                                                                                     Page

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SECTION 1.  DEFINITIONS.................................................................................1
         1.1      Certain Defined Terms.................................................................1
         1.2      Accounting Terms.....................................................................12
         1.3      Other Definitional Provisions........................................................12

SECTION 2.  LOANS AND COLLATERAL.......................................................................13
         2.1      Loans................................................................................13
                  (A)      Revolving Loan..............................................................13
                  (B)      Borrowing Mechanics.........................................................14
                  (C)      Revolving Notes.............................................................14
                  (D)      Evidence of Revolving Loan Obligations......................................14
         2.2      Interest.............................................................................14
                  (A)      Rate of Interest............................................................14
                  (B)      Computation and Payment of Interest.........................................15
                  (C)      Interest Laws...............................................................15
         2.3      Fees.................................................................................15
                  (A)      Closing Fee.................................................................15
                  (B)      Unused Line Fee.............................................................16
                  (C)      Audit Fees..................................................................16
                  (D)      Other Fees and Expenses.....................................................16
         2.4      Payments and Prepayments.............................................................16
                  (A)      Manner and Time of Payment..................................................16
                  (B)      Mandatory Prepayments.......................................................16
                           (1)      Overadvance........................................................16
                           (2)      Proceeds of Asset Dispositions.....................................16
                           (3)      Events of Loss with Respect to Collateral..........................16
                  (C)      Voluntary Prepayments and Repayments........................................17
                  (D)      Payments on Business Days...................................................18
         2.5      Term of this Agreement...............................................................18
         2.6      Statements...........................................................................18
         2.7      Grant of Security Interest...........................................................18
         2.8      Financing and Acquisition of Newly Acquired Engines and Aircraft.....................19
         2.9      Capital Adequacy and Other Adjustments...............................................20
         2.10     Taxes................................................................................20
                  (A)      No Deductions...............................................................20
                  (B)      Changes in Tax Laws.........................................................21
                  (C)      Foreign Lenders.............................................................21
         2.11     Optional Prepayment/Replacement of Agent or Lenders in Respect of Increased
                  Costs................................................................................22

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SECTION 3.  CONDITIONS TO LOANS........................................................................22
         3.1      Conditions to Loans..................................................................22
                  (A)      Closing Deliveries..........................................................23
                  (B)      Security Interests..........................................................23
                  (C)      Closing Date Availability...................................................23
                  (D)      Representations and Warranties..............................................23
                  (E)      Closing Fee.................................................................23
                  (F)      No Default..................................................................23
                  (G)      Performance of Agreements...................................................23
                  (H)      No Prohibition..............................................................23
                  (I)      No Litigation...............................................................23
                  (J)      Other Creditor Agreements...................................................24
                  (K)      Assignment of Lease Agreements..............................................24
                  (L)      Insurance...................................................................24
                  (M)      Business Plan...............................................................24
                  (N)      Appraisals..................................................................24
                  (O)      Audit.......................................................................24
                  (P)      Release and Pay-off Letter..................................................24
                  (Q)      Title Search................................................................24
                  (R)      Acknowledgement of Assignment of Accounts Receivable........................25
                  (S)      Collateral Records..........................................................25
                  (T)      Acknowledgment of Waiver of Broker's Commission.............................25
                  (U)      Bank Accounts...............................................................25

SECTION 4.  BORROWER'S REPRESENTATIONS AND WARRANTIES..................................................25
         4.1      Organization, Powers, Capitalization.................................................25
                  (A)      Organization and Powers.....................................................25
                  (B)      Capitalization..............................................................25
         4.2      Authorization of Borrowing, No Conflict..............................................26
         4.3      Financial Condition..................................................................26
         4.4      Indebtedness and Liabilities.........................................................26
         4.5      Account Warranties...................................................................26
         4.6      Names................................................................................27
         4.7      Locations; FEIN......................................................................27
         4.8      Title to Properties; Liens...........................................................27
         4.9      Litigation; Adverse Facts............................................................27
         4.10     Payment of Taxes.....................................................................27
         4.11     Performance of Agreements............................................................27
         4.12     Employee Benefit Plans...............................................................28
         4.13     Intellectual Property................................................................28
         4.14     Broker's Fees........................................................................28
         4.15     Environmental Compliance.............................................................28
         4.16     Solvency.............................................................................28

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         4.17     Disclosure...........................................................................28
         4.18     Insurance............................................................................29
         4.19     Compliance with Laws.................................................................29
         4.20     Bank Accounts........................................................................29
         4.21     Subsidiaries.........................................................................29
         4.22     Employee Matters.....................................................................29
         4.23     Governmental Regulation..............................................................29

SECTION 5.  AFFIRMATIVE COVENANTS......................................................................30
         5.1      Financial Statements and Other Reports...............................................30
                  (A)      Monthly Financials..........................................................30
                  (B)      Year-End Financials.........................................................30
                  (C)      Accountants' Certification and Reports......................................31
                  (D)      Compliance Certificate......................................................31
                  (E)      Borrowing Base Certificates, Registers and Journals.........................31
                  (F)      Management Report...........................................................31
                  (G)      Appraisals..................................................................32
                  (H)      Government Notices..........................................................32
                  (I)      Events of Default, etc......................................................32
                  (J)      Trade Names.................................................................32
                  (K)      Locations...................................................................32
                  (L)      Bank Accounts...............................................................32
                  (M)      Litigation..................................................................33
                  (N)      Projections.................................................................33
                  (O)      Other Indebtedness Notices..................................................33
                  (P)      Other Information...........................................................33
         5.2      Access to Accountants and Management.................................................33
         5.3      Inspection...........................................................................33
         5.4      Collateral Records...................................................................34
         5.5      Account Covenants; Verification......................................................34
         5.6      Collection of Accounts and Payments..................................................34
         5.7      Endorsement..........................................................................35
         5.8      Corporate Existence..................................................................35
         5.9      Payment of Taxes.....................................................................35
         5.10     Maintenance of Properties; Insurance.................................................35
         5.11     Compliance with Laws.................................................................36
         5.12     Further Assurances...................................................................36
         5.13     Collateral Locations.................................................................36
         5.14     Bailees..............................................................................36
         5.15     Use of Proceeds and Margin Security..................................................36
         5.16     Notification of Shop Visits and Movement of Engines..................................37

SECTION 6.  FINANCIAL COVENANTS........................................................................37
         6.1      Tangible Net Worth...................................................................37

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         6.2      Fixed Charge Coverage................................................................37

SECTION 7.  NEGATIVE COVENANTS.........................................................................37
         7.1      Indebtedness and Liabilities.........................................................37
         7.2      Guaranties...........................................................................38
         7.3      Transfers, Liens and Related Matters.................................................38
                  (A)      Transfers...................................................................38
                  (B)      Liens.......................................................................38
                  (C)      No Negative Pledges.........................................................38
         7.4      Investments and Loans................................................................38
         7.5      Restricted Payments..................................................................38
         7.6      Restriction on Fundamental Changes...................................................39
         7.7      Transactions with Affiliates.........................................................39
         7.8      Environmental Liabilities............................................................39
         7.9      Conduct of Business..................................................................39
         7.10     Compliance with ERISA................................................................39
         7.11     Tax Consolidations...................................................................40
         7.12     Subsidiaries.........................................................................40
         7.13     Fiscal Year..........................................................................40
         7.14     Press Release; Public Offering Materials.............................................40
         7.15     Bank Accounts........................................................................40
         7.16     Dividends............................................................................40
         7.17     Lease of Owned Engines, Newly Acquired Engines and Aircraft..........................40
         7.18     Brokerage Agreements.................................................................41

SECTION 8.  DEFAULT, RIGHTS AND REMEDIES...............................................................41
         8.1      Event of Default.....................................................................41
                  (A)      Payment.....................................................................41
                  (B)      Default in Other Agreements.................................................41
                  (C)      Breach of Certain Provisions................................................41
                  (D)      Breach of Warranty..........................................................41
                  (E)      Other Defaults Under Loan Documents.........................................41
                  (F)      Change in Control...........................................................42
                  (G)      Involuntary Bankruptcy; Appointment of Receiver, etc........................42
                  (H)      Voluntary Bankruptcy; Appointment of Receiver, etc..........................42
                  (I)      Liens.......................................................................42
                  (J)      Judgment and Attachments....................................................42
                  (K)      Dissolution.................................................................43
                  (L)      Solvency....................................................................43
                  (M)      Injunction..................................................................43
                  (N)      Invalidity of Loan Documents................................................43
                  (O)      Failure of Security.........................................................43
                  (P)      Damage, Strike, Casualty....................................................43
                  (Q)      Licenses and Permits........................................................43

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                  (R)      Forfeiture..................................................................43
                  (S)      Executive Officer...........................................................44
         8.2      Suspension of Commitments............................................................44
         8.3      Acceleration.........................................................................44
         8.4      Remedies.............................................................................44
         8.5      Appointment of Attorney-in-Fact......................................................45
         8.6      Limitation on Duty of Agent with Respect to Collateral...............................45
         8.7      Application of Proceeds..............................................................45
         8.8      License of Intellectual Property.....................................................46
         8.9      Waivers, Non-Exclusive Remedies......................................................46

SECTION 9.  ASSIGNMENT AND PARTICIPATION...............................................................46
         9.1      Assignments and Participations in Loans..............................................46
         9.2      Agent................................................................................47
                  (A)      Appointment.................................................................47
                  (B)      Nature of Duties............................................................48
                  (C)      Rights, Exculpation, Etc....................................................48
                  (D)      Reliance....................................................................49
                  (E)      Indemnification.............................................................49
                  (F)      Heller Individually.........................................................49
                  (G)      Successor Agent.............................................................50
                           (1)      Resignation........................................................50
                           (2)      Appointment of Successor...........................................50
                           (3)      Successor Agent....................................................50
                  (H)      Collateral Matters..........................................................50
                           (1)      Release of Collateral..............................................50
                           (2)      Confirmation of Authority; Execution of Releases...................50
                           (3)      Absence of Duty....................................................51
                  (I)      Agency for Perfection.......................................................51
                  (J)      Exercise of Remedies........................................................51
         9.3      Consents.............................................................................52
         9.4      Set Off and Sharing of Payments......................................................52
         9.5      Disbursement of Funds................................................................52
         9.6      Settlements, Payments and Information................................................53
                  (A)      Revolving Advances and Payments; Fee Payments...............................53
                  (B)      Availability of Lender's Pro Rata Share.....................................54
                  (C)      Return of Payments..........................................................54
         9.7      Dissemination of Information.........................................................54

SECTION 10.  MISCELLANEOUS.............................................................................54
         10.1     Expenses and Attorneys' Fees.........................................................54
         10.2     Indemnity............................................................................55
         10.3     Amendments and Waivers. .............................................................56
         10.4     Notices..............................................................................56


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         10.5     Survival of Representations, Warranties and Certain Agreements.......................57
         10.6     Indulgence Not Waiver................................................................57
         10.7     Marshaling; Payments Set Aside.......................................................58
         10.8     Entire Agreement.....................................................................58
         10.9     Independence of Covenants............................................................58
         10.10    Severability.........................................................................58
         10.11    Lenders' Obligations Several; Independent Nature of Lenders' Rights..................58
         10.12    Headings.............................................................................59
         10.13    Applicable Law.......................................................................59
         10.14    Successors and Assigns...............................................................59
         10.15    No Fiduciary Relationship; Limitation of Liabilities.................................59
         10.16    Consent to Jurisdiction..............................................................59
         10.17    Waiver of Jury Trial.................................................................60
         10.18    Construction.........................................................................60
         10.19    Counterparts; Effectiveness..........................................................60
         10.20    No Duty..............................................................................60
         10.21    Confidentiality......................................................................60

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                                    EXHIBITS

EXHIBIT A         Assignment of Lease Agreement (Engines)
EXHIBIT A-1       Assignment of Lease Agreement (Aircraft)
EXHIBIT B         Borrowing Base Certificate
EXHIBIT C         Compliance Certificate
EXHIBIT D         Lender Addition Agreement
EXHIBIT E         Reconciliation Report
EXHIBIT F         Acknowledgement of Assignment of Accounts Receivable

                                    SCHEDULES

1.1(A)   Aircraft
1.1(B)            Engine Leases
1.1(C)   Initial Engine Leases
1.1(D)   Initial Leased Engines
1.1(E)            Initial Owned Engines
1.1(F)            Initial Borrowing Base Engines
3.1(A)   List of Closing Documents
3.1(R)   Account Payors
4.1(B)            Capitalization of Borrower
4.4               Indebtedness and Liabilities
4.6               Trade Names (Present and Past Five Years)
4.7               Location of Principal Place of Business, Books and Records
                       and Collateral
4.9               Litigation
4.13              Intellectual Property
4.20              Bank Accounts
4.21              Subsidiaries
4.22              Employee Matters
7.1               Indebtedness

                           LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT is dated as of December 19, 1997 and entered into among CIS AIR CORPORATION, a Delaware corporation ("Borrower"), with its principal place of business at One Northern Concourse, North Syracuse, New York 13212, the financial institution(s) listed on the signature pages hereof and their respective successors and assigns (each individually a "Lender" and collectively "Lenders") and HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "Heller"), with offices at 500 West Monroe Street, Chicago, Illinois 60661, for itself as a Lender and as Agent. All capitalized terms used herein are defined in Section 1 of this Agreement.

         WHEREAS, Borrower desires that Lenders extend a credit facility to refinance existing debt, provide working capital financing and provide funds for other general corporate purposes; and

         WHEREAS, Borrower desires to secure its obligations under the Loan Documents by granting to Agent, for the benefit of Lenders, a security interest in and lien upon certain of Borrower's property;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Agent and Lenders agree as follows:

                             SECTION 1. DEFINITIONS

         1.1 Certain Defined Terms. The following terms used in this Agreement shall have the following meanings:

         "Accounts" means all "accounts" (as defined in the UCC), accounts receivable, contract rights and general intangibles relating thereto, notes, drafts and other forms of obligations owed to or owned by Borrower arising or resulting from the sale of goods or the rendering of services or the leasing or sale of Collateral.

         "Affiliate" means any Person (other than Agent or any Lender): (a) directly or indirectly controlling, controlled by, or under common control with Borrower; (b) directly or indirectly owning or holding five percent (5%) or more of any equity interest in Borrower; (c) five percent (5%) or more of whose stock or other equity interest having ordinary voting power for the election of directors or the power to direct or cause the direction of management, is directly or indirectly owned or held by Borrower; or (d) which has a senior executive officer who is also a senior executive officer of Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other equity interest, or by contract or otherwise.

         "Agent" means Heller in its capacity as agent for the Lenders under the Loan Documents and any successor in such capacity appointed pursuant to subsection 9.1.

         "Agent's Account" means ABA No. 031000011, Account No. 14187-90307 at Core States, N.A. Philadelphia, Pa., P.O. Box 8500-9570, 19178-9570, Reference:
Heller Business Credit for the benefit of CIS AIR CORPORATION.

         "Agreement" means this Loan and Security Agreement as it may be amended, restated, supplemented or otherwise modified from time to time.

         "Aircraft" means each of the Aircraft listed on Schedule 1.1(A) hereto and any aircraft added to the Collateral pursuant to a Security Agreement Supplement.

         "Aircraft Mortgage and Security Agreement" means that certain Aircraft Mortgage and Security Agreement of even date herewith between Agent and Borrower, as the same may be amended, modified or restated from time to time.

         "Appraiser" means Sage-Popovich, Inc., or another mutually acceptable appraiser as determined by Borrower and Agent.

         "Asset Disposition" means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, of any or all of the Collateral of Borrower or any of its Subsidiaries other than sales of Inventory in the ordinary course of business or the lease of an Engine under an Engine Lease.

         "Assignment of Lease Agreements" means, with respect to each Engine Lease and each Aircraft subject to a lease, an Assignment of Lease Agreement (Engines) or an Assignment of Lease Agreement (Aircraft), as applicable, in the form of Exhibit A or Exhibit A-1 hereto, respectively, each between Borrower and Agent, assigning all of Borrower's right, title and interest to such Engine Lease or Aircraft, as applicable, to Agent, as the same may be amended, modified or restated from time to time.

         "Base Rate" means a variable rate of interest per annum equal to the higher of (a) the rate of interest from time to time published by the Board of Governors of the Federal Reserve System as the "Bank Prime Loan" rate in Federal Reserve Statistical Release H.15(519) entitled "Selected Interest Rates" or any successor publication of the Federal Reserve System reporting the Bank Prime Loan rate or its equivalent, or (b) the Federal Funds Effective Rate. The statistical release generally sets forth a Bank Prime Loan rate for each Business Day. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank Prime Loan rate or its equivalent, the term "Base Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate", "reference rate", "base rate", or other similar rate announced from time to time by any of Bankers Trust Company, The Chase Manhattan Bank, N.A., or their successors (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by any such bank).

         "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate.

         "Blocked Accounts" has the meaning assigned to that term in subsection 5.6.

         "Borrower" has the meaning assigned to that term in the preamble to this Agreement.

         "Borrowing Base" has the meaning assigned to that term in subsection 2.1(A).

         "Borrowing  Base  Certificate"   means  a  certificate  and  assignment
schedule duly executed by an officer of Borrower appropriately completed and in substantially the form of Exhibit B.

         "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Illinois, Pennsylvania, or the city of Chicago, Illinois or is a day on which banking institutions located in any such state or city are closed.

         "Capital Lease" means any lease of any property (whether real, personal or mixed) that, in conformity with GAAP, should be accounted for as a capital lease.

         "Cash Equivalents" means: (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof; and backed by the full faith and credit of the United States, in each case maturing within six (6) months from the date of acquisition thereof;
(b) commercial paper maturing no more than six (6) months from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; and (c) certificates of deposit or bankers' acceptances maturing within six (6) months from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000 and not subject to setoff rights in favor of such bank.

         "Closing Date" means December 19, 1997.

         "Collateral" has the meaning assigned to such term in subsection 2.7.

         "Collecting Banks" has the meaning assigned to that term in subsection 5.6.

         "Commitment" or "Commitments" means the commitment or commitments of Lenders to make Loans as set forth in subsection 2.1(A).

         "Compliance Certificate" means a certificate duly executed by the chief executive officer or chief financial officer of Borrower appropriately completed and in substantially the form of Exhibit C.

         "Default" means a condition, act or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

         "Default Rate" has the meaning assigned to that term in subsection 2.2.

         "EBITDA" means, for any period, without duplication, the total of the following for Borrower and its Subsidiaries on a consolidated basis, each calculated for such period: (1) net income determined in accordance with GAAP; plus, to the extent included in the calculation of net income, (2) the sum of
(a) income and franchise taxes paid or accrued; (b) Interest Expenses, net of interest income, paid or accrued; (c) interest paid in kind, if any; (d) amortization and depreciation and (e) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); less, to the extent included in the calculation of net income, (3) the sum of (a) the income of any Person (other than wholly-owned Subsidiaries of Borrower) in which Borrower or a wholly owned Subsidiary of Borrower has an ownership interest except to the extent such income is received by Borrower or such wholly-owned Subsidiary in a cash distribution during such period; (b) gains or losses from sales or other dispositions of assets, excluding Engines and Inventory (including promissory notes and other evidence of indebtedness relating to sale or disposition of Engines or Inventory which result in a cash gain), other than in the normal course of business; and (c) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring "cash" losses.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of Borrower or any ERISA Affiliate or (b) has at any time within the preceding six
(6) years been maintained for the employees of Borrower or any current or former ERISA Affiliate.

         "Engines" means, collectively, each Owned Engine, Leased Engine, Non-Borrowing Base Engine and Newly Acquired Engine.

         "Engine Lease" means each engine lease listed on Schedule 1.1(B) hereto and each subsequent lease of an Engine which has been assigned to Agent pursuant to an Assignment of Lease Agreement (Engines).

         "Environmental  Claims"  means  claims,  liabilities,   investigations,
litigation,   administrative  proceedings,   judgments  or  orders  relating  to
Hazardous Materials.

         "Environmental Laws" means any present or future federal, state or local law, rule, regulation or order relating to pollution, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment.

         "Equipment" means all "equipment" (as defined in the UCC), including, without limitation, all furniture, furnishings, fixtures, machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

         "ERISA Affiliate" means any Person who is a member of a group which is under common control with Borrower who is treated as a single employer within the meaning of Section 414(b) and (c) of the IRC.

         "Event of  Default"  means each of the  events set forth in  subsection
8.1.

         "FAA" means the United States Federal Aviation Administration, or such other entity which may, from time to time, regulate the aircraft industry.

         "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the immediately following Business Day by the Federal Reserve Bank of New York or, if such rate is not published for any Business Day, the average of the quotations for the day of the requested Loan received by Agent from three Federal funds brokers of recognized standing selected by Agent.

         "Fiscal Year" means each twelve month period ending on the last day of May in each year.

         "Fixed Charge Coverage" means, for any period, EBITDA divided by Fixed Charges.

         "Fixed Charges" means, for any period, and each calculated for such period (without duplication), (a) Interest Expenses paid or accrued by Borrower and its Subsidiaries determined in accordance with GAAP; plus (b) scheduled payments of principal with respect to all Indebtedness of Borrower and its Subsidiaries; plus (c) any provision for (to the extent it is greater than zero) income or franchise taxes included in the determination of net income, excluding any provision for deferred taxes; plus (d) payment of deferred taxes accrued in any prior period.

         "Funding Date" means the date of each funding of a Loan.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

         "Hazardous Material" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any Environmental Laws or regulations as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls.

         "Indebtedness",  as applied to any Person,  means without  duplication:
(a) all indebtedness for borrowed money; (b) obligations under leases which in accordance with GAAP constitute Capital Leases; (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six months from the date the obligation is incurred or is evidenced by a note or similar written instrument; and (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non recourse to the credit of that Person; provided, however, that Indebtedness shall not include trade payables incurred in the ordinary course of business.

         "Initial Appraisal" means the initial appraisal delivered by the Appraiser with respect to the orderly liquidation value of all Initial Owned Engines and all Initial Leased Engines pursuant to Section 3.1(N) hereof and each subsequent appraisal delivered by the Appraiser with respect to the orderly liquidation value of each Newly Acquired Engine pursuant to Section 5.1(G) hereof.

         "Initial Borrowing Base Engines" means each Engine listed on Schedule 1.1(F) hereto.

         "Initial Engine Lease" means each engine lease listed on Schedule 1.1(C) hereto.

         "Initial Leased Engines" means each of the Engines listed on Schedule 1.1(D) hereto.

         "Initial Owned Engines" means each of the Engines listed on Schedule 1.1(E) hereto.

         "Intangible   Assets"  means  all  intangible  assets   (determined  in
conformity with GAAP) including, without limitation, goodwill, Intellectual Property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income and restricted funds.

         "Intellectual Property" means all present and future designs, patents, patent rights and applications therefor, trademarks and registrations or applications therefor, trade names, inventions, copyrights and all applications and registrations therefor, software or computer programs, license rights, trade secrets, methods, processes, know-how, drawings, specifications, descriptions, and all memoranda, notes and records with respect to any research and development, whether now owned or hereafter acquired, all goodwill associated with any of the foregoing, and proceeds of all of the foregoing, including, without limitation, proceeds of insurance policies thereon.

         "Interest Expenses" means, without duplication, for any period, the following, for Borrower and its Subsidiaries each calculated for such period: interest expenses deducted in the determination of net income (excluding (i) the amortization of fees and costs with respect to the transactions contemplated by this Agreement which have been capitalized as transaction costs in accordance with the provisions of subsection 1.2; and (ii) interest paid in kind).

         "Interest Rate" has the meaning assigned to that term in subsection 2.2(A).

         "Interest Reserve" means, at any time, an interest reserve equal to at least six (6) months interest computed upon the outstanding amount of all Loans, including any Loans requested by Borrower on the day of such Interest Reserve computation.

         "Inventory" means all "inventory" (as defined in the UCC), including, without limitation, finished goods, raw materials, work in process and other materials and supplies used or consumed in a Person's business, and goods which are returned or repossessed.

         "Inventory Report" means a report duly executed by an officer of Borrower in form and substance satisfactory to Heller.

         "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

         "Key Man Insurance Policy" means that certain Key Man Life Insurance Policy dated as of December 16, 1997 issued by William Penn Life Insurance Company of New York on the life of Thomas Prinzing, the Chief Executive Officer of Borrower, in the amount of $10,000,000, naming Agent as loss payee thereunder.

         "Lease Call Option" means any call option provided for in an Engine Lease or other documentation pertaining to such Leased Engine pursuant to which any lessee or third party has the option to purchase such Leased Engine subject to such Engine Lease at an agreed upon date and price in the future.

         "Leased Engines" means each Initial Leased Engine and each Owned Engine and Newly Acquired Engine which is subjected to an Engine Lease with respect to which an Assignment of Lease Agreement has been duly executed and delivered to Agent.

         "Lender" or "Lenders" has the meaning assigned to that term in the preamble to this Agreement.

         "Lender Addition Agreement" means an agreement among Agent, a Lender and such Lender's assignee regarding their respective rights and obligations with respect to assignments of the Loans, the Commitments and other interests under this Agreement and the other Loan Documents substantially in the form of Exhibit D.

         "Liabilities" shall have the meaning given that term in accordance with GAAP and shall include Indebtedness.

         "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "Loan" or "Loans" means an advance or advances under the Revolving Loan Commitment.

         "Loan Documents" means this Agreement, the Revolving Notes, the Security Agreement, each Security Agreement Supplement, each Assignment of Lease Agreement and all other instruments, documents and agreements executed by or on behalf of Borrower and delivered concurrently herewith or at any time hereafter to or for Agent or any Lender in connection with the Loans, and other transactions contemplated by this Agreement, all as amended, restated, supplemented or modified from time to time.

         "Loan Year" means each period of twelve (12) consecutive months commencing on the Closing Date and on each anniversary thereof.

         "Maintenance" means, with respect to any Engine, any off-wing maintenance or shop visit, whether scheduled or unscheduled, or any other maintenance involving core replacement, replacement of life limited parts or performance restoration.

         "Material Adverse Effect" means a material adverse effect upon (a) the business, operations, prospects, properties, assets or condition (financial or otherwise) of Borrower on an individual basis or taken as a whole or (b) the ability of Borrower to perform its obligations under any Loan Document to which it is a party or of Agent or any Lender to enforce or collect any of the Obligations.

         "Maximum Revolving Loan Amount" has the meaning assigned to that term in subsection 2.1(A).

         "Net Worth" means, as of any date, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) calculated in conformity with GAAP.

         "Newly Acquired Engine" means each engine purchased by Borrower after the Closing Date and preliminarily approved by Agent pursuant to subsection 2.8(G) hereof, until such engine becomes either a Leased Engine or an Owned Engine.

         "Non-Borrowing Base Engine" means all Engines other than Owned Engines, Leased Engines and Newly Acquired Engines which are subject to a Security Agreement.

         "Notice of Borrowing" has the meaning assigned to that term in subsection 2.1(B).

         "Obligations" means all obligations, liabilities and indebtedness of every nature of Borrower from time to time owed to Agent or to any Lender under the Loan Documents including the principal amount of all debts, claims and indebtedness (whether incurred before or after the Termination Date), accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable including, without limitation, all interest, fees, cost and expenses accrued or incurred after the filing of any petition under any bankruptcy or insolvency law.

         "Owned Engines" means all Initial Owned Engines and each Newly Acquired Engine owned by Borrower approved to be an "Owned Engine" by Agent and Appraiser pursuant to subsection 2.8 hereof.

         "Parent Company" means, collectively, Continental Information Systems Corporation, a New York corporation, and its wholly-owned subsidiary, CIS Corporation, a Delaware corporation.

         "Parent Company Debt" has the meaning specified in Section 7.1.

         "Permitted Encumbrances" means the following types of Liens: (a) Liens (other than Liens relating to Environmental Claims or ERISA) for taxes, assessments or other governmental charges not yet due and payable; (b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent; (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (d) easements, rights-of-way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries; and (e) Liens in favor of Agent, on behalf of Lenders.

         "Permitted Lessee" has the meaning specified in Section 7.17.

         "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "Pro Rata Share" means (a) with respect to matters relating to a particular Commitment of a Lender, the percentage obtained by dividing (i) such Commitment of that Lender by (ii) all such Commitments of all Lenders and (b) with respect to all other matters, the percentage obtained by dividing (i) the Total Loan Commitment of a Lender by (ii) the Total Loan Commitments of all Lenders, in either case as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1; provided, however, if any Commitment is terminated pursuant to the terms hereof, then "Pro Rata Share" means the percentage obtained by dividing (x) the aggregate amount of such Lender's outstanding Loans related to such Commitment by (y) the aggregate amount of all outstanding Loans related to such Commitment.

         "Projections" means Borrower's forecasted consolidated and consolidating (to the extent deemed necessary by Agent): (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a division by division and Subsidiary by Subsidiary basis and otherwise consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         "Quarterly Appraisal" means each quarterly appraisal delivered by the Appraiser to Agent with respect to the orderly liquidation value of all Owned Engines and all Leased Engines as of the date thereof.

         "Reconciliation Report" means a report duly executed by the chief executive officer or chief financial officer of Borrower appropriately completed and in substantially the form of Exhibit E.

         "Requisite Lenders" means Lenders holding or being responsible for sixty-six and two-thirds percent (66.66%) or more of the sum of (a) outstanding Loans, and (b) unutilized Commitments.

         "Restricted Payment" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely with shares of the class of stock on which such dividend is declared; or (b) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding.

         "Revolving Advance" means each advance made by Lender(s) pursuant to subsection 2.1(A).

         "Revolving Loan" means the outstanding balance of all Revolving Advances and any amounts added to the principal balance of the Revolving Loan pursuant to this Agreement.

         "Revolving Loan Commitment" means (a) as to any Lender, the commitment of such Lender to make Revolving Advances pursuant to subsection 2.1(A), in the aggregate amount set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Lender Addition Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Advances.

         "Revolving Note" means each promissory note of Borrower in a form reasonably acceptable to Agent, issued pursuant to subsection 2.1(A).

         "Security  Agreements"  means  collectively,   the  Security  Agreement
(Engines) and the Aircraft Mortgage and Security Agreement.

         "Security Agreement (Engines)" means that certain Security Agreement (Engines) of even date herewith between Borrower and Agent covering all Engines and spare parts of Borrower, as the same may be amended, modified or supplemented from time to time by Security Agreement Supplements.

         "Security Agreement Supplement" means each supplement to the Aircraft Mortgage and Security Agreement and the Security Agreement (Engines).

         "Security Deposit" means each security deposit provided to Borrower by each lessee in connection with any Leased Engine.

         "Settlement Date" has the meanings assigned to that term in subsection 9.6(A)(2).

         "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof.

         "Tangible  Net Worth" of any Person  means an amount  equal to: (a) Net
Worth of such Person; less (b) Intangible Assets of such Person; less (c) prepaid expenses of any Person; less (d) all obligations owed to such Person by any Affiliate of such Person or any of its Subsidiaries; and less (e) all loans by such Person to its officers, stockholders, Subsidiaries or employees.

         "Termination Date" means the date this Agreement is terminated as set forth in subsection 2.5.

         "Total  Loan   Commitment"   means  as  to  any  Lender  the  aggregate
commitments of such Lender with respect to its Revolving Loan Commitment.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Illinois, as amended from time to time, and any successor statute.

         "Working Capital" means: (a) current assets; less (b) current liabilities; and less (c) the amount of any obligations owed to such Person or any of its Subsidiaries by any Affiliate of such Person or any of its Subsidiaries to the extent such amount is included in the current assets of Borrower.

         1.2 Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Agent or any Lender pursuant to subsection 5.1 shall be prepared in accordance with GAAP (as in effect at the time of such preparation) on a consistent basis. In the event any "Accounting Changes" (as defined below) shall occur and such changes affect financial covenants, standards or terms in this Agreement, then Borrower and Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made, and until such time as such an amendment shall have been executed and delivered by Borrower and Requisite Lenders, (A) all financial covenants, standards and terms in this Agreement shall be calculated and/or construed as if such Accounting Changes had not been made, and (B) Borrower shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (a) changes in accounting principles required by GAAP and implemented by Borrower; and (b) changes in accounting principles recommended by Borrower's certified public accountants.

         1.3 Other Definitional Provisions. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, words importing any gender include the other genders; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

                         SECTION 2. LOANS AND COLLATERAL

         2.1      Loans.

                  (A) Revolving Loan. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower set forth herein and in the other Loan Documents, each Lender, severally, agrees to lend to Borrower from time to time its Pro Rata Share of each Revolving Advance. The aggregate amount of all Revolving Loan Commitments shall not exceed at any time Ten Million Dollars ($10,000,000) as reduced by subsection 2.4(B). Amounts borrowed under this subsection 2.1(A) may be repaid and reborrowed at any time prior to the earlier of (i) the termination of the Revolving Loan Commitment pursuant to subsection 8.3 or (ii) the Termination Date. Except as otherwise provided herein, no Lender shall have any obligation to make an advance under this subsection 2.1(A) to the extent such advance would cause the Revolving Loan (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount.

                           (1) "Maximum  Revolving Loan Amount" means, as of any
date of determination, the lesser of (a) the Revolving Loan Commitment(s) of all Lenders minus the Interest Reserve or (b) the Borrowing Base minus the Interest Reserve.

                           (2)  "Borrowing  Base"  means,  as of the date of the
Initial Appraisal or the most recent Quarterly Appraisal, whichever is more recent, an amount equal to the sum of (a) eighty percent (80%) of the orderly liquidation value of the Initial Borrowing Base Engines, plus each Owned Engine and Leased Engine subsequently added to the Borrowing Base after the date hereof in accordance with the terms and conditions herein plus (b) fifty percent (50%) of the orderly liquidation value of Newly Acquired Engines minus (c) Security Deposits held by Borrower for each Leased Engine; provided, however, that (i) for all Engines added to the Borrowing Base following the Closing Date, the amount included in the Borrowing Base for advancement hereunder for such subsequently added Engine shall be limited to the original acquisition price of such Engine plus the amount of any subsequent expenditures incurred by Borrower on such Engine for shop visits; (ii) in the event that any Permitted Lessee is in default under any Engine Lease for more than thirty (30) days, such Leased Engine subject to such Engine Lease in default shall no longer be eligible for advancement under the Borrowing Base; (iii) for all Leased Engines subject to a Lease Call Option which may be exercised at any time within the next twelve (12) months, the amount advanced hereunder shall be limited to the lesser of 100% of the amount of such Lease Call Option or 80% of the orderly liquidation value of such Leased Engine; and (iv) the orderly liquidation value of all Engines to be included in the Borrowing Base shall be reduced by the estimated cost of any shop visit until such time when the shop work is completed and such Engine is inspected by the Appraiser, at which time the Engine value will be adjusted as determined by the Appraiser; provided, however, that Borrower may use any excess availability under the Borrowing Base for the cost of such shop visit. Agent hereby agrees that it will consider amending the Borrowing Base in the future to include eligible receivables under terms and conditions acceptable to Agent in its sole discretion.

                  (B) Borrowing Mechanics. On any day when Borrower desires an advance under this subsection 2.1, Borrower shall give Agent telephonic notice of the proposed borrowing by 11:00 a.m. Central time on the Funding Date of a Loan, which notice (a "Notice of Borrowing") shall also specify the proposed Funding Date (which shall be a Business Day). Any such telephonic notice shall be confirmed in writing on the same day. Neither Agent nor Lender shall incur any liability to Borrower for acting upon any telephonic notice Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this subsection 2.1(B). Neither Agent nor Lender will make any advance pursuant to any telephonic notice unless Agent has also received the most recent Borrowing Base Certificate and all other documents required under Section 5.1 by 11:00 a.m. Central time. Each Revolving Advance shall be deposited by wire transfer in immediately available funds in such account as Borrower may from time to time designate to Agent in writing. The becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest and fees shall be deemed irrevocably to be a request by Borrower for a Base Rate Revolving Loan on the due date of, and in the amount required to pay, such principal, accrued interest and fees, and the proceeds of each such Revolving Advance if made by Agent or any Lender shall be disbursed by Agent or such Lender by way of direct payment of the relevant obligation and confirmed in writing to Borrower.

                  (C) Revolving Notes. Borrower shall execute and deliver to each Lender with appropriate insertions a Revolving Note to evidence such Lender's Revolving Loan Commitment. In the event of an assignment under subsection 9.1, Borrower shall, upon surrender of the assigning Lender's Revolving Note[s], issue new Revolving Notes to reflect the interest held by the assigning Lender and its assignee.

                  (D) Evidence of Revolving Loan Obligations. Each Revolving Advance shall be evidenced by this Agreement, the Revolving Note with respect thereto, and notations made from time to time by Agent in its books and records, including computer records. Agent shall record in its books and records, including computer records, the principal amount of the Revolving Loan owing to each Lender from time to time. Agent's books and records shall constitute presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Failure by Agent to make any such notation or record shall not affect the obligations of Borrower to Lenders with respect to the Revolving Loans.

         2.2      Interest.

                  (A) Rate of Interest. The Loans and all other Obligations shall bear interest from the date such Loans are made or such other Obligations become due to the date paid at a rate per annum equal to the Base Rate plus one-quarter of one percent (1/4%) (the "Interest Rate").

         After the occurrence and during the  continuance of an Event of Default
(i) the Loans and all other Obligations shall, at the option of Requisite Lenders, bear interest at a rate per annum equal to two percent (2%) plus the applicable Interest Rate (the "Default Rate").

                  (B) Computation and Payment of Interest. Interest on the Loans and all other Obligations shall be computed on the daily principal balance on the basis of a 360 day year for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of funding of the Loan shall be included; and the date of payment of such Loan shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan. Interest on the Loans and all other Obligations shall be payable to Agent for benefit of Lenders monthly in arrears on the first day of each month, on the date of any prepayment of Loans, and at maturity, whether by acceleration or otherwise.

                  (C) Interest Laws. Notwithstanding any provision to the contrary contained in this Agreement or any other Loan Document, Borrower shall not be required to pay, and neither Agent nor any Lender shall be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by applicable law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any other Loan Document, then in such event: (1) the provisions of this subsection shall govern and control; (2) Borrower shall not be obligated to pay any Excess Interest; (3) any Excess Interest that Agent or any Lender may have received hereunder shall be, at such Lender's option, (a) applied as a credit against the outstanding principal balance of the Obligations or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) Borrower shall not have any action against Agent or any Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall remain at the Maximum Rate until each Lender shall have received the amount of interest which such Lender would have received during such period on such Obligations had the rate of interest not been limited to the Maximum Rate during such period.

         2.3      Fees.

                  (A) Closing Fee. On the Closing Date, Borrower shall pay to Agent, for the benefit of Lenders, a fee in an amount equal to One Hundred Thousand Dollars ($100,000) (the "Closing Fee"), less the Fifty Thousand Dollars ($50,000) commitment fee actually paid by Borrower to Agent upon the issuance of Agent's commitment letter.

                  (B) Unused Line Fee. Borrower shall pay to Agent, for the benefit of Lenders, a fee in an amount equal to the Revolving Loan Commitment less the sum of the average daily balance of the Revolving Loan multiplied by three-eights of one percent (0.375%) per annum, such fee to be calculated on the basis of a 360 day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of the first month following the Closing Date and the first day of each month thereafter.

                  (C) Audit Fees. Borrower agrees to pay to Agent for its own account an audit fee for each inspection equal to $750 per auditor per day or any portion thereof, excluding all full days spent by Agent traveling to or from Borrower's locations together with out of pocket expenses.

                  (D) Other Fees and Expenses. Borrower shall pay to Agent, for its own account, all charges for returned items and all other bank charges incurred by Agent, as well as Agent's standard wire transfer charges for each wire transfer made under this Agreement.

         2.4      Payments and Prepayments.

                  (A) Manner and Time of Payment. In its sole discretion, Agent may charge interest and other amounts payable hereunder to the Revolving Loan, all as set forth on Agent's books and records. If Agent elects to bill Borrower for any amount due hereunder, such amount shall be immediately due and payable following Borrower's receipt of such bill with interest thereon as provided herein. All payments made by Borrower with respect to the Obligations shall be made without deduction, defense, setoff, withholding or counterclaim. All payments to Agent hereunder shall, unless otherwise directed by Agent, be made to Agent's Account or in accordance with subsection 5.6. Proceeds remitted to the Agent's Accounts, by wire transfer or otherwise, shall be credited to the Obligations on the day such proceeds were received.

                  (B)      Mandatory Prepayments.

                           (1) Overadvance. At any time that the Revolving Loan exceeds the Maximum Revolving Loan Amount, Borrower shall immediately repay the Revolving Loan to the extent necessary to reduce the principal balance to an amount equal to or less than the Maximum Revolving Loan Amount.

                           (2) Proceeds of Asset Dispositions. Immediately upon receipt by Borrower or any of its Subsidiaries of proceeds of any Asset Disposition (in one or a series of related transactions), Borrower shall prepay the Obligations in an amount equal to such proceeds. Notwithstanding the foregoing, Borrower may use the proceeds from the sale of that certain 737-200 Airframe (Serial No. 19614) to pay Parent Company Debt in accordance with subsection 7.5 herein.

                           (3) Events of Loss with Respect to Collateral. If an Event of Loss (as defined in the Security Agreement) occurs with respect to any Engine, then:

                                    (a) the Borrowing  Base shall  automatically
         and without action by the Agent be reduced by eighty percent (80%) (in the case of an Owned Engine or Leased Engine) or fifty percent (50%) (in the case of a Newly Acquired Engine), as applicable, of the orderly liquidation value of such Engine as set forth in the applicable Appraisal; and

                                    (b) as more  particularly  set  forth in the
         Security Agreement (Engines), the Agent shall be paid directly by the applicable insurance carrier the proceeds of the insurance with respect to such Engine carried by the Borrower, as required by the terms of the Security Agreement (Engines). The proceeds of such insurance shall be applied by the Agent as follows:

                                    first,  to the extent  that (x) the  reduced
                  Borrowing Base is less than (y) the principal amount of the Revolving Loan then outstanding hereunder, then so much of such proceeds as shall be required to reduce the outstanding principal amount of the Revolving Loan then outstanding hereunder, sufficiently such that the amount set forth in clause (y) above shall be equal to or less than the reduced Borrowing Base, shall be applied by the Agent in payment of such principal amount by paying such amount to the holders of the then outstanding Revolving Notes on a pro rata basis; and

                                    second, any proceeds then remaining shall be
                  distributed to the Borrower;

                                    provided,  however, that no amounts shall be
                  disbursed by the Agent to Borrower if at the time of such disbursement a Default or Event of Default shall have occurred and be continuing, in which event such amounts shall be held by the Agent as security for the Indebtedness owed hereunder, to be applied against such Indebtedness as and when due. At such time as there shall not be continuing any Default or Event of Default, such amounts shall be paid over to the Borrower, to the extent not previously applied hereunder. Furthermore, to the extent there are insufficient insurance proceeds to satisfy all amounts payable under clause first above, the Borrower shall pay to the Agent the amount by which such insurance proceeds are insufficient, to be distributed by the Agent pursuant to this subsection 2.4(B)(3).

                  (C) Voluntary Prepayments and Repayments. Except as provided in subsection 2.4(B), Borrower's Obligations may be prepaid or repaid in full and not in part. Borrower may, at any time upon not less than three (3) Business Days' prior notice to Agent, terminate the Revolving Loan Commitment.

                  (D) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest or fees due hereunder.

         2.5 Term of this Agreement. This Agreement shall be effective until December 19, 2000 (the "Termination Date") unless earlier terminated pursuant hereto. The Commitments shall (unless earlier terminated) terminate upon the earlier of (i) the occurrence of an event specified in subsection 8.3 or (ii) the Termination Date. Upon termination in accordance with subsection 8.3 or on the Termination Date, all Obligations shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all Obligations have been fully paid and satisfied, Agent, on behalf of Lenders, shall be entitled to retain security interests in and liens upon all Collateral, and even after payment of all Obligations hereunder, Borrower's obligation to indemnify Agent and each Lender in accordance with the terms hereof shall continue.

         2.6 Statements. Agent shall render a monthly statement of account to Borrower within twenty (20) days after the end of each month. Such statement of account shall constitute an account stated unless Borrower makes written objection thereto within thirty (30) days from the date such statement is mailed to Borrower. Borrower promises to pay all of its Obligations as such amounts become due or are declared due pursuant to the terms of this Agreement.

         2.7 Grant of Security Interest. To secure the payment and performance of the Obligations, including all renewals, extensions, restructurings and refinancings of any or all of the Obligations, Borrower hereby grants to Agent, on behalf of Lenders, a continuing security interest, lien and mortgage in and to all right, title and interest of Borrower in the following property of Borrower, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"): (A) Accounts, and all guaranties and security therefor, and all goods and rights represented thereby or arising therefrom including the rights of stoppage in transit, replevin and reclamation; (B) Inventory; (C) general intangibles (as defined in the UCC); (D) documents (as defined in the UCC) or other receipts covering, evidencing or representing goods; (E) instruments (as defined in the UCC); (F) chattel paper (as defined in the UCC); (G) Equipment;
(H) Intellectual Property; (I) all deposit accounts of Borrower maintained with any bank or financial institution; (J) all cash and other monies and property of Borrower in the possession or under the control of Agent, any Lender or any participant; (K) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; (L) all Engines, (M) all Engine Leases; (N) the Aircraft and any leases thereof; and (O) proceeds of all or any of the property described above, including, without limitation, the proceeds of any insurance policies covering any of the above described property.

         2.8 Financing and Acquisition of Newly Acquired Engines and Aircraft. From time to time during the term of this Agreement, Borrower may request that one or more Engines owned by Borrower be included in the Borrowing Base. Prior to the inclusion of an Engine in the Borrowing Base, Borrower shall have provided the following documents to Agent and the Lenders, each in form and substance acceptable to Agent: (i) oral confirmation by the Appraiser of the completion of a satisfactory boroscope, followed by a hard copy of such boroscope within ten (10) Business Days of such oral confirmation; (ii) FAA lien search with respect to such Engine; (iii) full copies of such Engine's operating history and maintenance records (which shall be in compliance with all applicable FAA rules and regulations); (iv) documentation evidencing title in the name of Borrower and a Security Agreement (Engines) Supplement together with such other documentation necessary to perfect the Lenders' first priority security interest in such Engine; (v) the original bill of sale for such engine to be held in trust by Agent; (vi) evidence of insurance coverage as provided herein and in the Security Agreement (Engines) (vii) evidence that Agent's security interest on such Engine has been recorded with the FAA in form and substance acceptable to Agent, and (viii) such other documents as Agent may request.

         Following satisfaction of each of the above items, and upon the Appraiser's satisfactory review of such items, the Appraiser shall provide a preliminary appraisal of the orderly liquidation value of such engine, after which such engine shall be a "Newly Acquired Engine" and fifty percent (50%) of such orderly liquidation value of such Newly Acquired Engine shall be eligible for inclusion under the Borrowing Base.

         As soon as practicable following issuance of the preliminary appraisal, and in any event within 30 days thereafter, the Appraiser shall conduct a full appraisal of such Newly Acquired Engine at Borrower's expense and, following such appraisal, issue an Appraisal with respect to such Engine. If such Appraisal is acceptable to Agent and Lenders, such Newly Acquired Engine shall be deemed an Owned Engine and eighty percent (80%) of the orderly liquidation value of such Newly Acquired Engine shall be eligible for inclusion under the Borrowing Base.

         Borrower also may purchase an Engine or, in certain cases, an aircraft using Funds hereunder. Solely with respect to the purchase of such an Engine, to the extent the Borrowing Base (x) without inclusion of such Engine, does not provide sufficient availability to allow a Loan hereunder to fund such purchase, but (y) with the inclusion of such Engine would have availability to allow a Loan hereunder for a portion of such purchase price, then Borrower can deliver the items set forth in the first paragraph of this subsection 2.8 prior to its purchase of such Engine (provided, however, that with respect to items (iv) and (vi) of the first paragraph of subsection 2.8, Borrower need only provide documentation which evidences title will simultaneously vest in the name of Borrower upon purchase of such Engine and evidence that the security interest in such Engine has been submitted to the FAA for recording) and Borrower's purchase of any Engine with a Loan hereunder and the inclusion of such Engine under the Borrowing Base as a Newly Acquired Engine may take place concurrently.

         To the extent Borrower has excess availability under the Borrowing Base, Borrower may utilize such excess availability to purchase aircraft. Prior to, or simultaneously with, the purchase of any aircraft utilizing excess availability hereunder, Borrower shall have provided the following to Agent, in each case in form and substance acceptable to Agent: (i) a boroscope on each engine attached to the aircraft to be financed; (ii) FAA lien search with respect to such aircraft (including each engine); (iii) full copies of such aircraft's operating history and maintenance records (which shall be in compliance with all applicable FAA rules and regulations); (iv) documentation evidencing that title will vest in the name of the Borrower simultaneously with the purchase of such aircraft together with a security agreement and such other documentation necessary to perfect the Lenders' first priority security interest in such aircraft; (v) the original bill of sale for such aircraft to be held in trust by Agent; (vi) evidence of insurance coverage as provided herein and in the aforementioned security agreement; (vii) evidence that Agent's security interest in such aircraft will be recorded with the FAA in form and substance acceptable to Agent; and (viii) such other documents as Agent may request. Borrower agrees that such aircraft will serve as Collateral for all of Borrower's Obligations hereunder until such time as Borrower refinances such aircraft with an alternate lender and Agent's security interest has been released.

         2.9 Capital Adequacy and Other Adjustments. In the event Agent or any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by Agent or such Lender or any corporation controlling Agent or such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Agent or such Lender or any corporation controlling Agent or such Lender and thereby reducing the rate of return on Agent's or such Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrower shall from time to time within fifteen (15) days after notice and demand from such Lender (with a copy to Agent) or Agent (together with the certificate referred to in the next sentence) pay to Agent or such Lender additional amounts sufficient to compensate Agent or such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by Agent or any Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

         2.10     Taxes.

                  (A) No Deductions. Any and all payments or reimbursements made hereunder or under the Revolving Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: federal or state taxes imposed on the net income of any Lender or Agent by the jurisdiction under the laws of which Agent or such Lender is organized or doing business or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of Agent's or such Lender's applicable lending office or any political subdivision thereof (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding such taxes imposed on net income, herein "Tax Liabilities"). If Borrower shall be required by law to deduct any such Tax Liabilities from or in respect of any sum payable hereunder to Agent or any Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Agent or such Lender receives an amount equal to the sum it would have received had no such deductions been made.

                  (B) Changes in Tax Laws. In the event that, subsequent to the Closing Date, (i) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (iii) compliance by Lender with any request or directive (whether or not having the force of law) from any governmental authority, agency or instrumentality:

                           (1) does or shall  subject Agent or any Lender to any
tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made hereunder, or change the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

                           (2) does or shall  impose on Agent or any  Lender any
other condition or increased cost in connection with the transactions contemplated hereby or participations herein; and the result of any of the foregoing is to increase the cost to Agent or such Lender of making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrower shall promptly pay to Agent or such Lender, upon its demand, any additional amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Agent or such Lender with respect to this Agreement or the other Loan Documents. If Agent or any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower of the event by reason of which Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

                  (C) Foreign Lenders. Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Revolving Note[s] are exempt from United States withholding tax or are subject to United States withholding tax at a reduced rate under an applicable statute or tax treaty shall provide to Borrower and Agent (i) a properly completed and executed Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption or reduced rate of withholding with respect to payments to be made to such Foreign Lender under this Agreement or under the Revolving Notes, (a "Certificate of Exemption"), or
(ii) a letter from any such Foreign Lender stating that it is not entitled to any such exemption or reduced rate of withholding (a "Letter of Non-Exemption"). Prior to becoming a Lender under this Agreement and within fifteen (15) days after a reasonable written request of Borrower or Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption or a Letter of Non-Exemption to Borrower and Agent.

                  If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Lender under this Agreement (or to a reduced rate of withholding) and does not provide a Certificate of Exemption to Borrower and Agent within the time periods set forth in the preceding paragraph, Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrower shall not be required to pay any additional amounts as a result of such withholding; provided, however, that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower and Agent.

         2.11 Optional Prepayment/Replacement of Agent or Lenders in Respect of Increased Costs. Within fifteen (15) days after receipt by Borrower of written notice and demand from Agent or any Lender (an "Affected Lender") for payment of additional costs as provided in subsection 2.9, Borrower may, at its option, notify Agent and such Affected Lender of its intention to do one of the following:

                  (A) Borrower may obtain, at Borrower's expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to Agent. In the event Borrower obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall sell and assign its Loans and Commitments to such Replacement Lender provided, that Borrower has reimbursed such Affected Lender for its increased costs for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment.

                  (B) Borrower may prepay in full all outstanding Obligations owed to such Affected Lender and terminate such Affected Lender's Commitments. Borrower shall, within ninety (90) days following notice of its intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment and terminate such Affected Lender's Commitments.


                         SECTION 3. CONDITIONS TO LOANS

         3.1 Conditions to Loans. The obligations of Agent and each Lender to make Loans on the Closing Date and on each Funding Date are subject to satisfaction of all of the conditions set forth below.

                  (A) Closing Deliveries. Agent shall have received, in form and substance satisfactory to Agent and Lenders, all documents, instruments and information identified on Schedule 3.1(A) and all other agreements, notes, certificates, orders, authorizations, financing statements, mortgages and other documents which Agent may at any time reasonably request.

                  (B) Security Interests. Agent and Lenders shall have received satisfactory evidence that all security interests and liens granted to Agent for the benefit of Lenders pursuant to this Agreement, the Aircraft Mortgage and Security Agreement, the Security Agreement (Engines), each Assignment of Lease Agreement or the other Loan Documents have been duly perfected and constitute first priority liens on the Collateral, subject only to Permitted Encumbrances.

                  (C) Closing Date Availability. After giving effect to the consummation of the transactions contemplated hereunder on the Closing Date and the payment by Borrower of all costs, fees and expenses relating thereto, the Maximum Revolving Loan Amount on the Closing Date shall exceed the Revolving Loan plus the Interest Reserve by at least $2,000,000.

                  (D) Representations and Warranties. The representations and warranties contained herein and in the Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits delivered pursuant to Section 4 hereunder.

                  (E) Closing Fee. Borrower shall have paid the Closing Fee on the Closing Date.

                  (F) No Default. No event shall have occurred and be continuing or would result from the consummation of the requested borrowing that would constitute an Event of Default or a Default.

                  (G) Performance of Agreements. Borrower shall have performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or before that Funding Date.

                  (H) No Prohibition. No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain Agent or any Lender from making any Loans.

                  (I) No Litigation. There shall not be pending or, to the knowledge of Borrower, threatened, any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration by, against or affecting Borrower or any of its Subsidiaries or any property of Borrower or any of its Subsidiaries that has not been disclosed to Agent by Borrower in writing, and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration that, in the opinion of Agent, would reasonably be expected to have a Material Adverse Effect.

                  (J) Other Creditor Agreements. Borrower shall have entered into arrangements with its other lenders, in form and substance satisfactory to the Agent, evidencing that all such lenders have no interest in the Collateral.

                  (K) Assignment of Lease Agreements. Borrower and Agent shall have entered into an Assignment of Lease Agreement for each Initial Leased Engine and Initial Engine Lease whereby Borrower shall assign all payments, deposits, letters of credit and prepayments associated with such lease to Agent as security hereunder.

                  (L) Insurance. Agent shall have received, in form and substance satisfactory to Agent and Lenders, (i) insurance policies or binders of Borrower with appropriate endorsements naming Agent as Loss Payee and additional insured, (ii) evidence of insurance and insurance certificates as are required under the Security Agreement (Engines), and (iii) an executed copy of the Key Man Insurance Policy naming Agent as Loss Payee, it being understood that any proceeds of the Key Man Insurance Policy which are paid to Agent shall be applied first to Borrower's Obligations hereunder with any remaining sum to be paid to Borrower.

                  (M) Business Plan. Agent shall have received, in form and substance satisfactory to Agent and Lenders, a business plan of Borrower, including Projections acceptable in form and content to Agent. Lenders shall have the ability to discuss the business plan with Borrower's operating management, and be satisfied as to the likelihood of its successful implementation.

                  (N) Appraisals. Agent shall have received the Appraisal with respect to the orderly liquidation value and condition of each Initial Owned Engine and each Initial Leased Engine prepared by the Appraiser.

                  (O)   Audit.   Completion   of  an   audit  by  Agent  or  its
representatives of Borrower's business operations, financial condition and assets, including the opportunity to meet with Borrower's management.

                  (P) Release and Pay-off Letter. A UCC-3 termination statement and FAA release from Norwest Business Credit, Inc. with respect to all liens previously filed on the assets of Borrower.

                  (Q) Title Search. For all Engines to be included in the Borrowing Base on the Closing Date and all Engines to be added to the Borrowing Base in the future, Agent shall have received an FAA lien search in form and substance acceptable to Agent and Lender in its sole discretion.

                  (R) Acknowledgement of Assignment of Accounts Receivable. Each of the account payors listed on Schedule 3.1(R) and all account payors of Borrower existing at any time after the Closing Date (the "Account Payors") shall have delivered on Acknowledgement of Assignment of Accounts Receivable in the form of Exhibit F hereto pursuant to which each of such Account Payors shall pay all amounts owed to Borrower to the Blocked Account.

                  (S) Collateral Records. All records relating to the Collateral shall be forwarded to Borrower's chief executive office on or prior to the date hereof and stored in a fire-proof vault or locked metal file cabinet at such office in accordance with subsection 5.4.

                  (T) Acknowledgment of Waiver of Broker's Commission. For all Engines to be included in the Borrowing Base which are subject to a broker's commission, Borrower shall provide Lender with an acknowledgement, in form and substance acceptable to Agent, executed by such broker providing that any broker's commission shall be waived upon any default or Event of Default by Borrower under this Agreement.

                  (U) Bank Accounts. Borrower shall have established bank accounts in its name separate and apart from those of the Parent Company through which all payments and disbursements relating to Borrower's business shall be made.

              SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

         To induce Agent and each Lender to enter into this Agreement, to make the Loans hereunder, Borrower represents and warrants to Agent and each Lender that the following statements are and will be true, correct and complete:

         4.1      Organization, Powers, Capitalization.

                  (A) Organization and Powers. Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and qualified to do business in all states where such qualification is required except where failure to be so qualified could not be reasonably expected to have a Material Adverse Effect. The Borrower has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into each Loan Document.

                  (B) Capitalization. The authorized capital stock of Borrower is as set forth on Schedule 4.1(B). All issued and outstanding shares of capital stock of the Borrower are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The capital stock of the Borrower is owned by the stockholders and in the amounts set forth on Schedule 4.1(B). No shares of the capital stock of Borrower, other than those described above, are issued and outstanding. There are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from Borrower, of any shares of capital stock or other securities of any such entity except as set forth on Schedule 4.1(B).

         4.2 Authorization of Borrowing, No Conflict. Borrower has the corporate power and authority to incur the Obligations and to grant security interests in the Collateral. On the Closing Date, the execution, delivery and performance of the Loan Documents by Borrower will have been duly authorized by all necessary action. The execution, delivery and performance by Borrower of each Loan
Document to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Loan Documents by Borrower do not contravene and will not be in contravention of any applicable law, the corporate charter or bylaws of Borrower or any agreement or order by which Borrower or Borrower's property is bound. This Agreement is, and the other Loan Documents, including the Revolving Note[s], when executed and delivered will be, the legally valid and binding obligations of the Borrower, each enforceable against the Borrower in accordance with their respective terms.

         4.3 Financial Condition. All historical actual financial statements concerning Borrower and its Subsidiaries which have been or will hereafter be furnished by Borrower and its Subsidiaries to Agent or any Lender pursuant to this Agreement have been or will be prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and do or will present fairly the financial condition of the Borrower covered thereby as at the dates thereof and the results of their operations for the periods then ended. The Projections delivered and to be delivered have been and will be prepared by Borrower in light of the past operations of the business of Borrower and its Subsidiaries, and such Projections represent and will represent the good faith estimate of Borrower and its senior management concerning the most probable course of its business as of the date such Projections are prepared and delivered.

         4.4 Indebtedness and Liabilities. Except as disclosed on Schedule 4.4, as of the Closing Date, neither Borrower nor any of its Subsidiaries has (a) any Indebtedness except as reflected on the most recent financial statements delivered to Agent and Lenders; or (b) any Liabilities other than as reflected on the most recent financial statements delivered to Agent and Lenders or as incurred in the ordinary course of business following the date of the most recent financial statements delivered to Agent and Lenders.

         4.5 Account Warranties. Borrower represents, warrants and covenants as to each Account that, at the time of its creation, the Account is a valid, bona fide account, representing an undisputed indebtedness incurred by the named account debtor for goods actually sold and delivered or for services completely rendered; there are no setoffs, offsets or counterclaims, genuine or otherwise, against the Account; the Account does not represent a sale to an Affiliate or a consignment, sale or return or a bill and hold transaction; no agreement exists permitting any deduction or discount (other than the discount stated on the invoice); Borrower is the lawful owner of the Account and has the right to assign the same to Agent, for the benefit of Lenders; the Account is free of all security interests, liens and encumbrances other than those in favor of Agent, on behalf of Lenders, and the Account is due and payable in accordance with its terms.

         4.6 Names. Schedule 4.6 sets forth all names, trade names, fictitious names and business names under which Borrower currently conducts business or has at any time during the past five years conducted business.

         4.7 Locations; FEIN. Schedule 4.7 sets forth the location of Borrower's principal place of business, the location of Borrower's books and records, the location of all other offices of Borrower and all Collateral locations, and such locations are Borrower's sole locations for its business and the Collateral. Borrower's federal employer identification number is set forth on the signature page hereof.

         4.8 Title to Properties; Liens. Borrower and each of its Subsidiaries has good, sufficient and legal title, subject to Permitted Encumbrances, to all its respective material properties and assets including, without limitation, the Collateral. Except for Permitted Encumbrances, all such properties and assets are free and clear of Liens. To the best knowledge of Borrower after due inquiry, there are no actual, threatened or alleged defaults with respect to any leases under which Borrower or any of its Subsidiaries is lessee or lessor which would have a material adverse effect on Borrower.

         4.9 Litigation; Adverse Facts. There are no judgments outstanding against Borrower or affecting any property of Borrower nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of Borrower after due inquiry, threatened against or affecting Borrower or any property of Borrower which could reasonably be expected to result in any Material Adverse Effect other than as set forth on Schedule 4.9 hereof. Borrower has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability which could reasonably be expected to result in any Material Adverse Effect.

         4.10 Payment of Taxes. All material tax returns and reports of Borrower and each of its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Persons and upon their respective properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable. As of the Closing Date, none of the United States income tax returns of Borrower or any of its Subsidiaries are under audit. No tax liens have been filed and no claims (except as otherwise permitted by subsection 5.9) are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

         4.11 Performance of Agreements. Neither Borrower nor its respective Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contractual obligation of any such Person, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default which would have a Material Adverse Effect on the Borrower.

         4.12 Employee Benefit Plans. Borrower, each of its Subsidiaries and each ERISA Affiliate is in compliance in all material respects with all applicable provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof with respect to all Employee Benefit Plans. No material liability has been incurred by Borrower, any Subsidiaries or any ERISA Affiliate which remains unsatisfied for any funding obligation, taxes or penalties with respect to any Employee Benefit Plan.

         4.13 Intellectual Property. Borrower and each of its Subsidiaries owns, is licensed to use or otherwise has the right to use, all Intellectual Property used in or necessary for the conduct of its business as currently conducted, and all such Intellectual Property is identified on Schedule 4.13.

         4.14 Broker's Fees. No broker's or finder's fee or commission will be payable with respect to any of the transactions contemplated hereby, except as may be due and payable to Agent and Lender in connection with this Agreement.

         4.15 Environmental Compliance. Borrower has been and is currently in compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all permits, licenses or other authorizations required by applicable Environmental Laws. There are no claims, liabilities, investigations, litigation, administrative proceedings, whether pending or threatened, or judgments or orders relating to any Hazardous Materials asserted or threatened against Borrower or relating to any real property currently or formerly owned, leased or operated by Borrower.

         4.16 Solvency. After giving effect to the transactions contemplated by the Loan Documents, and from and after the date of this Agreement, Borrower: (a) owns and will own assets the fair salable value of which are (i) greater than the total amount of its liabilities (including contingent liabilities) and (ii) greater than the amount that will be required to pay the probable liabilities of Borrower as they mature; (b) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due. There is no material fact contrary to the foregoing known to Borrower that has or could have a Material Adverse Effect and that has not been fully disclosed herein or in such other documents, certificates and statements furnished to Agent or Lenders for use in connection with the transactions contemplated hereby.

         4.17 Disclosure. No representation or warranty of Borrower, any of its Subsidiaries contained in this Agreement, the financial statements, the other Loan Documents, or any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of any such Person for use in connection with the Loan Documents contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. The Projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by Agent and Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no material fact contrary to the foregoing known to Borrower that has had or will have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to Agent or any Lender for use in connection with the transactions contemplated hereby.

         4.18 Insurance. Borrower and each of its Subsidiaries maintains adequate insurance policies for public liability, property damage for its business and properties, product liability, and business interruption, no notice of cancellation has been received with respect to such policies and Borrower and each of its Subsidiaries is in compliance with all conditions contained in such policies.

         4.19 Compliance with Laws. Neither Borrower nor any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, including, without limitation, any violation relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation would subject Borrower or any of its Subsidiaries, or any of their respective officers to criminal liability or have a Material Adverse Effect and, to the best of Borrower's knowledge, no such violation has been alleged.

         4.20 Bank Accounts. Schedule 4.20 sets forth the account numbers and locations of all bank accounts of Borrower and its Subsidiaries.

         4.21 Subsidiaries. Borrower has no Subsidiaries other than as set forth on Schedule 4.21.

         4.22 Employee Matters. Except as set forth on Schedule 4.22, (a) none of Borrower's employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of Borrower and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of Borrower and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between Borrower and its respective employees, other than employee grievances arising in the ordinary course of business which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 4.22, neither Borrower nor any of its Subsidiaries is subject to an employment contract.

         4.23 Governmental Regulation. Borrower is not, or after giving effect to any loan will be, subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

         Borrower may, at any time and from time to time and subject to subsection 5.13, amend any one or more of the Schedules referred in this Section 4 and any representation or warranty contained herein which refers to any such Schedule shall from and after the date of any such amendment refer to such Schedule as so amended, provided, however, that in no event may the Borrower amend any such Schedule if such amendment would reflect or evidence a Default or Event of Default.


                        SECTION 5. AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that, so long as any of the Commitments hereunder shall be in effect and until payment in full of all Obligations, unless Requisite Lenders shall otherwise give their prior written consent, Borrower shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5 applicable to such Person.

         5.1 Financial Statements and Other Reports. Borrower will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrower will deliver to Agent and each Lender (unless specified to be delivered solely to Agent) the financial statements and other reports described below.

                  (A) Monthly Financials. As soon as available and in any event within twenty (20) days after the end of each month, Borrower will deliver (1) the consolidated and, if necessary, consolidating balance sheet of Borrower and its Subsidiaries as at the end of such month and the related consolidated and, if necessary, consolidating statements of income, stockholders' equity and cash flow for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, and (2) a schedule of the outstanding Indebtedness for borrowed money of Borrower and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

                  (B) Year-End Financials. As soon as available and in any event within ninety (90) days after the end of each Fiscal Year, Borrower will deliver: (1) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flow for such Fiscal Year; (2) a schedule of the outstanding Indebtedness of Borrower and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan; and (3) a report with respect to the financial statements from a firm of independent certified public accountants selected by Borrower and acceptable to Agent, which report shall be unqualified as to going concern and scope of audit of Borrower and its Subsidiaries and shall state that (a) such consolidated financial statements present fairly the consolidated financial position of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (b) that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; and (4) copies of the consolidating financial statements of Borrower and its Subsidiaries, including (a) consolidating balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Year showing intercompany eliminations and (b) related consolidating statements of earnings of Borrower and its Subsidiaries showing intercompany eliminations.

                  (C) Accountants' Certification and Reports. Together with each delivery of consolidated financial statements of Borrower and its Subsidiaries pursuant to subsection 5.1(B), Borrower will deliver (1) a written statement by its independent certified public accountants (a) stating that the examination has included a review of the terms of this Agreement as same relate to accounting matters and (b) stating whether, in connection with the examination, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof and (2) a letter addressed to Agent and Lenders from such accountants stating that such accountants have been informed that a primary intent of Borrower was to have the professional services such accountants provided to Borrower in preparing their audit report and the letter referred to in this subsection 5.1(C) benefit or influence Agent and Lenders, and identifying Agent and Lenders as parties that Borrower has indicated intend to rely on such professional services provided to Borrower by such accountants. Promptly upon receipt thereof, Borrower will deliver copies of all significant reports submitted to Borrower by independent public accountants in connection with each annual, interim or special audit of the financial statements of Borrower made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit.

                  (D) Compliance Certificate. On a quarterly basis, Borrower will deliver a Compliance Certificate, together with copies of the calculations and all supporting documentation utilized to determine Borrower's compliance or noncompliance with the financial covenants set forth in Section 6.

                  (E) Borrowing Base Certificates, Registers and Journals. On the first Business Day of each month (or promptly upon receipt of the information specified in (2) below), Borrower shall deliver to Agent: (1) a Borrowing Base Certificate updated to reflect the most recent inventory of Owned Engines, Leased Engines and Newly Acquired Engines for the preceding month; (2) an engine utilization report detailing the total hours of use and the total number of cycles of each Engine included in the Borrowing Base; and (3) a report describing all Aircraft, Newly Acquired Engines, Leased Engines and Owned Engines acquired during such preceding month, any terminations of Engine Leases concerning Leased Engines and any disposition of Collateral for the preceding month, in form and substance satisfactory to Agent, and copies of documentation evidencing such acquisition, lease, or disposition of any Collateral.

                  (F) Management Report. Together with each delivery of financial statements of Borrower and its Subsidiaries pursuant to subdivisions
(A) and (B) of this subsection 5.1,  Borrower will deliver a management  report:
(i)  describing  the  operations  and  financial  condition  of Borrower and its

Subsidiaries for the month then ended and the portion of the current Fiscal Year then elapsed (or for the Fiscal Year then ended in the case of year-end financials); (ii) setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered to Lenders pursuant to 5.1(P); and (iii) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of Borrower to the effect that such information fairly presents the results of operations and financial condition of Borrower and its Subsidiaries as at the dates and for the periods indicated.

                  (G) Appraisals. From time to time, upon the request of Agent but not less than every four (4) months, Appraiser will conduct, at Borrower's expense, a desktop review of the then current fair market and orderly liquidation values of each Engine included in the Borrowing Base. In addition, at any time in Agent's sole discretion, Appraiser will conduct full appraisal reports of each Engine included in the Borrowing Base at Borrower's expense.

                  (H) Government Notices. Borrower will deliver to Agent promptly after receipt copies of all notices, requests, subpoenas, inquiries or other writings received from any governmental agency concerning any Employee Benefit Plan, the violation or alleged violation of any Environmental Laws, the storage, use or disposal of any Hazardous Material, the violation or alleged violation of the Fair Labor Standards Act or Borrower's payment or non-payment of any taxes including any tax audit.

                  (I) Events of Default, etc. Promptly upon any officer of Borrower obtaining knowledge of any of the following events or conditions, Borrower shall deliver a certificate of Borrower's chief executive officer specifying the nature and period of existence of such condition or event and what action Borrower has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice of default that any Person has given to Borrower or any of its Subsidiaries or any other action taken with respect to a claimed default; or (3) any Material Adverse Effect.

                  (J) Trade Names. Borrower and each of its Subsidiaries will give Agent at least thirty (30) days advance written notice of any change of name or of any new trade name or fictitious business name. Borrower's use of any trade name or fictitious business name will be in compliance with all laws regarding the use of such names.

                  (K) Locations. Borrower will give Agent at least thirty (30) days advance written notice of any change in Borrower's principal place of business or any change in the location of its books and records or the Collateral or of any new location for its books and records or the Collateral.

                  (L) Bank Accounts. Borrower will give Agent prompt notice of any new bank accounts Borrower or any of its Subsidiaries intends to establish prior to its opening same.


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
                  (M) Litigation. Promptly upon any officer of Borrower or its subsidiaries obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or any property of Borrower not previously disclosed by Borrower to Agent or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting Borrower or any property of Borrower which could reasonably be expected to have a Material Adverse Effect, Borrower will promptly give notice thereof to Agent and provide such other information as may be reasonably available to them to enable Agent and its counsel to evaluate such matter.

                  (N) Projections. As soon as available and in any event no later than thirty (30) days prior to the end of each Fiscal Year of Borrower, Borrower will deliver [consolidated and consolidating] Projections of Borrower and its Subsidiaries for the forthcoming three Fiscal Years, year by year, and for the forthcoming Fiscal Year, month by month.

                  (O) Other Indebtedness Notices. Borrower shall promptly deliver copies of all notices given or received by Borrower and any of its Subsidiaries with respect to noncompliance with any term or condition related to any Indebtedness, and shall promptly notify Lenders and Agent of any potential or actual event of default with respect to any Indebtedness.

                  (P) Other Information. With reasonable promptness, Borrower will deliver such other information and data with respect to Borrower, any Subsidiary of Borrower or the Collateral as Agent or any Lender may reasonably request from time to time.

         5.2 Access to Accountants and Management. Borrower authorizes Agent and Lenders to discuss the financial condition and financial statements of Borrower and its Subsidiaries with Borrower's independent public accountants upon reasonable notice to Borrower of its intention to do so, and authorizes such accountants to respond to all of Agent's and Lenders' inquiries. Each Lender may with the consent of Agent, which will not be unreasonably denied, confer with Borrower's management directly regarding Borrower's business, operations and financial condition.

         5.3 Inspection. Upon two (2) days' advance written notice to Borrower and at reasonable times, Borrower shall permit Agent and any authorized representatives designated by Agent to visit and inspect any of the properties of Borrower or any of its Subsidiaries, including its and their financial and accounting records, and in conjunction with such inspection, to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their officers and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Borrower acknowledges that Agent intends to make such inspections on at least a quarterly basis. Each Lender may with the consent of Agent and of Borrower, which will not be unreasonably denied, accompany Agent on any such visit or inspection.

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
         5.4 Collateral Records. Borrower shall keep full and accurate books and records relating to the Collateral in English at its chief executive office located at One North Concourse, North Syracuse, New York 13212, in a fire-proof vault or locked metal file cabinet and shall mark such books and records to indicate Agent's security interests in the Collateral, for the benefit of Lenders.

         5.5 Account Covenants; Verification. Borrower shall, at its own expense: (a) cause all invoices evidencing Accounts and all copies thereof to bear a notice that such invoices are payable to the lockboxes established in accordance with subsection 5.6 and (b) use its best efforts to assure prompt payment of all amounts due or to become due under the Accounts. No discounts, credits or allowances will be issued, granted or allowed by Borrower to customers and no returns will be accepted without Agent's prior written consent; provided, that until Agent notifies Borrower to the contrary, Borrower may presume consent. Borrower will immediately notify Agent in the event that a customer alleges any dispute or claim with respect to an Account or of any other circumstances known to Borrower that may impair the validity or collectibility of an Account. Agent shall have the right, at any time or times hereafter, to verify the validity, amount or any other matter relating to an Account, by mail, telephone or in person. After the occurrence of a Default or an Event of Default, Borrower shall not, without the prior consent of Agent, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon.

         5.6 Collection of Accounts and Payments. Borrower shall establish a lockbox (the "Blocked Account") in Borrower's name with such bank ("Collecting Bank") as is acceptable to Agent (subject to irrevocable instructions acceptable to Agent as hereinafter set forth) to which (i) all lessees of Leased Engines shall directly remit all payments due under any Engine Lease for a Leased Engine, (ii) all account debtors shall directly remit all payments on Accounts;
(iii) all proceeds of Inventory; and (iv) all other payments constituting proceeds of Collateral including, but not limited to, the sale of any Engine, shall be directly remitted in the identical form in which such payment was made, whether by cash or check. The Collecting Bank shall acknowledge and agree, in a manner satisfactory to Agent, that all payments made to the Blocked Account is the sole and exclusive property of Agent, for the benefit of Lenders, and that the Collecting Bank has no right of setoff against the Blocked Account and that all such payments received will be promptly transferred to Agent's Account. Borrower hereby agrees that all payments received by Agent, whether by cash, check, wire transfer or any other instrument, made to such Blocked Account or otherwise received by Agent and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of Agent, for the benefit of Lenders, which shall be utilized for payment of any and all amounts due and payable pursuant to this Agreement, with all remaining sums paid to Borrower. Borrower shall irrevocably instruct Collecting Bank to promptly transfer all payments or deposits to the Blocked Account into Agent's Account. Borrower, and any of its Affiliates, employees, agents or other Persons acting for or in concert with Borrower, shall, acting as trustee for Agent, receive, as the sole and exclusive property of Agent, any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of Borrower or any of Borrower's Affiliates, employees, agents or other Persons acting for or in concert with Borrower, and immediately upon receipt thereof, Borrower or such Persons shall remit the same or cause the same to be remitted, in kind, to the Blocked Account or to Agent at its address set forth in subsection 10.4 below to be applied to Borrower's Obligations, with any remaining sums returned to Borrower.

         5.7 Endorsement. Borrower hereby constitutes and appoints Agent and all Persons designated by Agent for that purpose as Borrower's true and lawful attorney-in-fact, with power to endorse Borrower's name to any of the items of payment or proceeds described in subsection 5.6 above and all proceeds of Collateral that come into Agent's possession or under Agent's control. Both the appointment of Agent as Borrower's attorney and Agent's rights and powers are coupled with an interest and are irrevocable until payment in full and complete performance of all of the Obligations.

         5.8 Corporate Existence. Borrower will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business. Borrower will promptly notify Agent of any change in its or its Subsidiaries' ownership or corporate structure.

         5.9 Payment of Taxes. Borrower will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon provided that no such tax need be paid if Borrower or one of its Subsidiaries is contesting same in good faith by appropriate proceedings promptly instituted and diligently conducted and if Borrower or such Subsidiary has established appropriate reserves as shall be required in conformity with GAAP.

         5.10 Maintenance of Properties; Insurance. Borrower will maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of Borrower and its Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds and in the amounts customarily carried or maintained by corporations of established reputation, with similar capitalization and engaged in similar businesses and in amounts acceptable to Agent, including, but not limited to (i) evidence of foreign object damage coverage for all Engines subject to lease or in service, the necessity for which will be determined by Agent in its sole discretion on a case by case basis; (ii) insurance coverage for all Engines in transit; and (iii) records insurance for all Engines. Borrower shall cause Agent, for the benefit of Lenders, to be named as loss payee on all insurance policies relating to any Collateral and as additional insured under all liability policies, in each case pursuant to appropriate endorsements in form and substance satisfactory to Agent and shall collaterally assign to Agent, for the benefit of Lenders, as security for the payment of the Obligations all business interruption insurance of Borrower.

Borrower shall apply any proceeds received from any policies of insurance relating to any Collateral to the Obligations as set forth in subsection 2.4(B).

         5.11 Compliance with Laws. Borrower will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority as now in effect and which may be imposed in the future in all jurisdictions in which Borrower or any of its Subsidiaries is now doing business or may hereafter be doing business (including, but not limited to, all FAA Airworthiness Directives), other than those laws the noncompliance with which would not have a Material Adverse Effect. Notwithstanding the foregoing, for all Leased Engines or Aircraft subject to a lease, Borrower shall take reasonable precautions to ensure compliance with all FAA Airworthiness Directives by each Lessee by requiring, among other things, that each Lessee represent that each Engine or aircraft on lease to such entity is airworthy and in compliance with all applicable airworthiness directives in connection with each Lessee's monthly report required to be delivered to Borrower. Borrower may rely on such lessee's monthly report in order to satisfy its obligations hereunder.

         5.12 Further Assurances. Borrower shall, and shall cause each of its Subsidiaries to, from time to time, execute such financing or continuation statements, documents, security agreements, reports and other documents or deliver to Agent such instruments, certificates of title or other documents as Agent at any time may reasonably request to evidence, perfect or otherwise implement security for repayment of the Obligations provided for in the Loan Documents. At Agent's request, Borrower shall cause any Subsidiaries of Borrower promptly to guaranty the Obligations and to grant to Agent, on behalf of Lenders, security interests in the real, personal and mixed property of such Subsidiary to secure the Obligations.

         5.13 Collateral Locations. Other than Leased Engines and Aircraft, Borrower will keep the Collateral at the locations specified on Schedule 4.7. With respect to any new location, Borrower will execute such documents and take such actions as Agent deems necessary to perfect and protect the security interests of the Agent, on behalf of Lenders, in the Collateral prior to the transfer or removal of any Collateral to such new location.

         5.14 Bailees. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Borrower's agents or processors, Borrower shall, upon the request of Lenders, notify such warehouseman, bailee, agent or processor of the security interests in favor of Agent, for the benefit of Lenders, created hereby and shall instruct such Person to hold all such Collateral for Agent's account subject to Agent's instructions.

         5.15 Use of Proceeds and Margin Security. Borrower shall use the proceeds of all Loans for proper business purposes (as described in the recitals to this Agreement) consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of any Loan shall be used by Borrower or any of its Subsidiaries for the purpose of purchasing or carrying margin stock within the meaning of Regulation G or Regulation U, or in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act.

         5.16 Notification of Shop Visits and Movement of Engines. Borrower will provide Agent with thirty (30) days' prior written notice (or such other reasonable amount of time as is available and approved by agent) of (i) all scheduled shop visits for each Engine included in the Borrowing Base (together with a copy of the proposed work scope and estimated cost); and (ii) any movement of any Engine included in the Borrowing Base.


                         SECTION 6. FINANCIAL COVENANTS

         Borrower covenants and agrees that so long as any of the Commitments remain in effect and until payment in full of all Obligations, unless Borrower has received the prior written consent of Requisite Lenders, Borrower and its Subsidiaries shall comply with all covenants in this Section 6.

         6.1 Tangible Net Worth. Borrower shall at all times maintain Tangible Net Worth of at least $5,000,000.

         6.2 Fixed Charge Coverage. Borrower shall not permit its Fixed Charge Coverage as of the end of any fiscal quarter calculated on a rolling four (4) quarter basis to be less than 1.0 to 1.


                          SECTION 7. NEGATIVE COVENANTS

         Borrower covenants and agrees that so long as any of the Commitments remain in effect and until indefeasible payment in full of all Obligations, unless Borrower has received the prior written consent of Requisite Lenders, Borrower shall not and will not permit any of its subsidiaries to:

         7.1 Indebtedness and Liabilities. Directly or indirectly create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable, on a fixed or contingent basis, with respect to any Indebtedness except: (a) the Obligations; (b) Indebtedness to the Parent Company existing on the Closing Date and identified on Schedule 7.1 (the "Parent Company Debt"); and (c) purchase money security interests in aircraft (or other security interests relating to the financing of such acquisition of such Aircraft) secured solely by Aircraft acquired after the date hereof which are utilized in the transaction of Borrower's business. Except for Indebtedness permitted in the preceding sentence, Borrower will not, and will not permit any of its Subsidiaries to, incur any Liabilities except for trade payables and normal accruals in the ordinary course of business not yet due and payable or with respect to which Borrower or any of its Subsidiaries is contesting in good faith the amount or validity thereof by appropriate proceedings and then only to the extent that Borrower or any of its Subsidiaries has established adequate reserves therefor, if appropriate under GAAP.

         7.2 Guaranties. Except for endorsements of instruments or items of payment for collection in the ordinary course of business, guaranty, endorse, or otherwise in any way become or be responsible for any obligations of any other Person, whether directly or indirectly by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise.

         7.3      Transfers, Liens and Related Matters.

                  (A) Transfers. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to any of the Collateral, except that Borrower and its Subsidiaries may make Asset Dispositions if all of the following conditions are met: (1) the consideration received is at least equal to the fair market value of such assets; (2) the sole consideration received is cash; (3) the net proceeds of such Asset Disposition are applied as required by subsection 2.4(B); (4) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of the Obligations with the proceeds thereof, Borrower is in compliance on a pro forma basis with the covenants set forth in Section 6 recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions contained in this Agreement; and (5) no Default or Event of Default shall then exist or result from such sale or other disposition.

                  (B) Liens. Except for Permitted Encumbrances, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of the Collateral or any proceeds, income or profits therefrom.

                  (C) No Negative Pledges. Enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

         7.4 Investments and Loans. Make or permit to exist investments in or loans to any other Person, except: (a) Cash Equivalents; (b) customers of Borrower in the ordinary course of Borrower's business; and (c) loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business in an aggregate outstanding amount not in excess of $25,000 at any time.

         7.5 Restricted Payments. Directly or indirectly declare, order, pay, make or set apart any sum for Indebtedness of Borrower other than (a) the Revolving Loans; (b) payments to be made on assets utilized in the transaction of Borrower's business secured solely by a purchase money security interest in such asset; (c) distributions of Borrower's property or assets in the ordinary course of business; or (d) payments on the Parent Company Debt and dividends to

Parent Company; provided, however, that no payments or dividends may be made to Parent Company (i) in excess of Borrower's net income for any period; (ii) in the event the shareholder's equity of Borrower is less than $5,800,000 after giving effect to such payment or dividend; (iii) if an Event of Default has occurred and is continuing hereunder; or (iv) in the event Borrower does not have availability under the Revolving Loan Commitment in excess of $2,000,000 after giving effect to such payment or dividend. Notwithstanding the foregoing, Borrower may (x) subject to compliance with items (ii), (iii) and (iv) above, make a single payment on the Parent Company Debt without restriction within thirty (30) days of the date hereof; and (y) subject to compliance with items
(ii), (iii) and (iv) above, utilize all of the proceeds from the sale of that certain 737-200 Airframe (Serial No. 19614) to pay Parent Company Debt.

         7.6 Restriction on Fundamental Changes. (a) Enter into any transaction of merger or consolidation; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person.

         7.7 Transactions with Affiliates. Directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale or exchange of property or the rendering of any service) with any Affiliate or with any officer, director or employee of Borrower, except for transactions in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms which are fully disclosed to Agent and Lenders and which are no less favorable to Borrower than it would obtain in a comparable arm's length transaction with an unaffiliated Person.

         7.8 Environmental Liabilities. (a) Violate any applicable Environmental Law; (b) dispose of any Hazardous Materials (except in accordance with applicable law) into or onto or from, any real property owned, leased or operated by Borrower; or (c) permit any Lien imposed pursuant to any Environmental Law to be imposed or to remain on any real property owned, leased or operated by Borrower.

         7.9 Conduct of Business. From and after the Closing Date, engage in any business other than businesses of the type engaged in by Borrower or any Subsidiary on the Closing Date.

         7.10 Compliance with ERISA. Establish any new Employee Benefit Plan or amend any existing Employee Benefit Plan if the liability or increased liability resulting from such establishment or amendment is material. Neither Borrower nor any Subsidiary shall fail to establish, maintain and operate each Employee
Benefit Plan in compliance in all material respects with the provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof.

         7.11 Tax Consolidations. File or consent to the filing of any consolidated income tax return with any Person other than the Parent Company, Borrower or any of its Subsidiaries.

         7.12 Subsidiaries. Establish, create or acquire any new Subsidiaries.

         7.13 Fiscal Year. Change its Fiscal Year.

         7.14 Press Release; Public Offering Materials. Disclose the name of Agent or any Lender in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the capital stock of Borrower except as may be required by law.

         7.15 Bank Accounts. Establish any new bank accounts, or amend or terminate any Blocked Account or lockbox agreement without Agent's prior written consent.

         7.16 Dividends. Pay dividends to shareholders (i) in excess of Borrower's net income for any period; (ii) in the event the shareholder's equity of Borrower is less than $5,800,000 after giving effect to such payment or dividend; or (iii) in the event Borrower does not have availability under the Revolving Loan Commitment in excess of $2,000,000 after giving effect to such payment or dividend; provided, however, that Borrower may not pay any dividends to the extent (x) any amount of Parent Company Debt remains outstanding or (y) an Event of Default exists and is continuing hereunder.

         7.17 Lease of Owned Engines, Newly Acquired Engines and Aircraft. For all Engines to be included under the Borrowing Base, Borrower shall not enter into a lease of any Owned Engine or Newly Acquired Engine or otherwise relinquish possession thereof to anyone for any purpose except with the prior written consent of Agent. Any lease or relinquishment of possession without Agent's approval shall result in the applicable Engine immediately ceasing to be part of the Borrowing Base. Any lessee approved in writing by Agent is herein called a "Permitted Lessee". In the event of any proposed lease, Borrower shall request such consent of Agent at least ten (10) Business Days prior to the date of such proposed lease. Such request shall be in writing and shall include a proposed copy of the lease documentation. In the event of a lease to any Permitted Lessee, (a) such lease shall expressly prohibit any assignment or further leasing of the Engine or any rights thereunder, (b) such Permitted Lessee shall have provided hull and liability insurance or reinsurance with respect to the Engine, (c) a boroscope inspection shall be performed upon the return of each Leased Engine to Borrower (at Borrower's expense, unless paid by such Permitted Lessee), (d) Borrower shall provide Agent with copies of all documentation filed with the FAA deemed necessary by Agent in its sole discretion to protect Agent's and Borrower's interest in the Leased Engine and
(e) all documentation required under this paragraph shall be acceptable to Agent and Lenders. For all leases of involving carriers other than Section 121 or
Section 129 certified air carriers, Agent may, in its sole discretion, require an opinion of counsel (to be delivered prior to the commencement of such lease) in connection with any such lease, including an acceptable opinion that (i) Agent's first priority perfected security interest shall not be divested by virtue of such lease and (ii) that Agent will possess effective rights to repossess the Engine upon the occurrence of an Event of Default hereunder, subject in each case to the rights of the lessee of any Leased Engine. Borrower shall pay to Agent, within five (5) Business Days of Borrower's receipt of an invoice for the same, any and all reasonable costs and expenses of Agent (including legal fees and expenses) associated with any proposed lease.

         7.18 Brokerage Agreements. Enter into any arrangement or agreement with any broker for the sale, lease of other disposition of any Engine to be included in the Borrowing Base which does not provide that all claims and payments due and owing of such broker shall be subordinate to all claims, liens and right of payment of Agent and Lenders hereunder.


                     SECTION 8. DEFAULT, RIGHTS AND REMEDIES

         8.1 Event of Default. "Event of Default" shall mean the occurrence or existence of any one or more of the following:

                  (A) Payment. Failure to make payment of any of the Obligations when due and, in the case of interest, such failure shall not be cured within five (5) days of the applicable due date; or

                  (B) Default in Other Agreements. (1) Failure of Borrower or any of its Subsidiaries to pay when due any principal or interest on any Indebtedness (other than the Obligations) or (2) breach or default of Borrower or any of its Subsidiaries with respect to any Indebtedness (other than the Obligations); if such failure to pay, breach or default entitles the holder to cause such Indebtedness having an individual principal amount in excess of $100,000 or having an aggregate principal amount in excess of $250,000 to become or be declared due prior to its stated maturity; or

                  (C) Breach of Certain Provisions. Failure of Borrower to perform or comply with any term or condition contained in subsections 5.1 (A) and (B), 5.3 or 5.6 or contained in Section 6 or Section 7; or

                  (D) Breach of Warranty. Any representation, warranty, certification or other statement made by Borrower in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

                  (E) Other Defaults Under Loan Documents. Borrower defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within twenty (20) days after receipt by Borrower of notice from Agent, or Requisite Lenders of such default (other than occurrences described in other provisions of this subsection 8.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); or

                  (F) Change in Control. Continental Information Systems Corporation ceases to beneficially own and control, directly or indirectly, one hundred percent (100%) of the issued and outstanding shares of each class of capital stock of Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of a majority of the members of the board of directors of Borrower; or

                  (G) Involuntary Bankruptcy; Appointment of Receiver, etc. (1) A court enters a decree or order for relief with respect to Borrower or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against Borrower or any of its Subsidiaries, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any of its Subsidiaries, or over all or a substantial part of their respective property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of Borrower or any of its
Subsidiaries, for all or a substantial part of the property of Borrower or any such Subsidiary; or

                  (H) Voluntary Bankruptcy; Appointment of Receiver, etc. (1) An order for relief is entered with respect to Borrower or any of its Subsidiaries or Borrower or any of its Subsidiaries commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (2) Borrower or any of its Subsidiaries makes any assignment for the benefit of creditors; or (3) the board of directors of Borrower or any of its Subsidiaries adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(H); or

                  (I) Liens. Any lien, levy or assessment is filed or recorded with respect to or otherwise imposed upon all or any part of the Collateral or the assets of Borrower or any of its Subsidiaries by the United States or any department or instrumentality thereof or by any state, county, municipality or other governmental agency (other than Permitted Encumbrances) and such lien, levy or assessment is not stayed, vacated, paid or discharged within ten (10) days after written notice thereof is given to Borrower or Borrower otherwise becomes aware of such lien, levy or assessment; or

                  (J) Judgment and Attachments. Any money judgment, writ or warrant of attachment, or similar process involving (1) an amount in any individual case in excess of $100,000 or (2) an amount in the aggregate at any time in excess of $250,000 (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against Borrower or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty
(30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                  (K) Dissolution. Any order, judgment or decree is entered against Borrower or any of its Subsidiaries decreeing the dissolution or winding up of Borrower or that Subsidiary and such order remains undischarged or unstayed for a period in excess of sixty (60) days; or

                  (L) Solvency. Borrower ceases to be solvent (as represented by Borrower in subsection 4.16) or admits in writing its present or prospective inability to pay its debts as they become due; or

                  (M) Injunction. Borrower or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business and such order continues for more than thirty (30) days; or

                  (N) Invalidity of Loan Documents. Any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or Borrower denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

                  (O) Failure of Security. Agent, on behalf of Lenders, does not have or ceases to have a valid and perfected first priority security interest in the Collateral (subject to Permitted Encumbrances), in each case, for any reason other than the failure of Agent or any Lender to take any action within its control; or

                  (P) Damage, Strike, Casualty. Any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than forty-five (45) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of Borrower or any of its Subsidiaries if any such event or circumstance could reasonably be expected to have a Material Adverse Effect.

                  (Q) Licenses and Permits. The loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by Borrower or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect.

                  (R) Forfeiture. There is filed against Borrower or any Guarantor any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred twenty (120) days; and (2) could result in the confiscation or forfeiture of any material portion of the Collateral.

                  (S)  Executive  Officer.   Any  change  in  the  president  of
Borrower, without the written consent of Agent, in its sole discretion.

         8.2 Suspension of Commitments. Upon the occurrence of any Default or Event of Default, notwithstanding any grace period or right to cure, Agent may or upon demand by Requisite Lenders shall, without notice or demand, immediately cease making additional Loans and the Commitments shall be suspended; provided that, in the case of a Default, if the subject condition or event is waived or cured within any applicable grace or cure period, the Commitments shall be reinstated.

         8.3 Acceleration. Upon the occurrence of any Event of Default described in the foregoing subsections 8.1(G) or 8.1(H), all Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the Commitments shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Agent may, and upon demand by Requisite Lenders shall, by written notice to Borrower, declare all or any portion of the Obligations to be, and the same shall forthwith become, immediately due and payable and the Commitments shall thereupon terminate.

         8.4 Remedies. If any Event of Default shall have occurred and be continuing, in addition to and not in limitation of any other rights or remedies available to Agent and Lenders at law or in equity, Agent may and shall upon the request of Requisite Lenders exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and may also (a) notify any or all obligors on the Accounts to make all payments directly to Agent; (b) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties; (c) withdraw all cash in the Blocked Accounts and apply such monies in payment of the Obligations in the manner provided in subsection 8.7; (d) without notice or demand or legal process, enter upon any premises of Borrower and take possession of the Collateral; and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Agent or any Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Agent or such Lender. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Borrower shall remain liable for any deficiency. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted. Agent shall not be required to proceed against any Collateral but may proceed against Borrower directly.

         8.5 Appointment of Attorney-in-Fact. Borrower hereby constitutes and appoints Agent as Borrower's attorney-in-fact with full authority in the place and stead of Borrower and in the name of Borrower, Agent or otherwise, from time to time in Agent's discretion while an Event of Default is continuing to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereunder or allow any credit or discount thereon; (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; (d) to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent and Lenders with respect to any of the Collateral; and (e) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with the Collateral. The appointment of Agent as Borrower's attorney and Agent's rights and powers are coupled with an interest and are irrevocable until payment in full and complete performance of all of the Obligations.

         8.6 Limitation on Duty of Agent with Respect to Collateral. Beyond the safe custody thereof, Agent and each Lender shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Agent accords its own property. Neither Agent nor any Lender shall be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

         8.7 Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of Borrower, and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Agent may deem advisable notwithstanding any previous entry by Agent upon any books and records and (b) the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Agent or any Lender with respect to this Agreement, the other Loan Documents or the Collateral; second, to all fees due and owing to Agent and Lenders; third, all accrued and unpaid interest; fourth, to the principal amounts of the Obligations outstanding; and fifth, to any other indebtedness or obligations of Borrower owing to Agent or any Lender.

         8.8 License of Intellectual Property. Borrower hereby assigns, transfers and conveys to Agent, for the benefit Lenders, effective upon the occurrence of any Event of Default hereunder, the non-exclusive right and license to use all Intellectual Property owned or used by Borrower together with any goodwill associated therewith, all to the extent necessary to enable Agent to realize on the Collateral and any successor or assign to enjoy the benefits of the Col lateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Borrower by Agent.

         8.9 Waivers, Non-Exclusive Remedies. No failure on the part of Agent or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise by Agent or any Lender of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.


                     SECTION 9. ASSIGNMENT AND PARTICIPATION

         9.1      Assignments and Participations in Loans.

                  (A) Each Lender may assign its rights and delegate its obligations under this Agreement to another Person; provided, that (a) such Lender shall first obtain the written consent of Agent, which shall not be unreasonably withheld, (b) the amount of Commitments and Loans of the assigning Lender being assigned shall in no event be less than the lesser of (i) $5,000,000 or (ii) the entire amount of the Commitments and Loans of such assigning Lender and (c)(i) each such assignment shall be of a pro rata portion of all such assigning Lender's Loans and Commitments hereunder, and (ii) the parties to such assignment shall execute and deliver to Agent for acceptance and recording a Lender Addition Agreement together with (x) a processing and recording fee of $2,500 payable to Agent and (y) the Revolving Note[s] originally delivered to the assigning Lender. Upon receipt of all of the foregoing, Agent shall notify Borrower of such assignment and Borrower shall comply with its obligations under the last sentence of subsection 2.1(D). In the case of an assignment authorized under this subsection 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment or assigned portion thereof. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender".

                  (B) Each Lender may sell participations in all or any part of any Loans made by it to another Person; provided, that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly effecting (a) any reduction in the principal amount, interest rate or fees payable with respect to any Loan in which such holder participates; (b) any extension of the Termination Date or the date fixed for any payment of principal, interest or fees payable with respect to any Loan in which such holder participates; and (c) any release of substantially all of the Collateral (other than in accordance with the terms of this Agreement or the Loan Documents). Borrower hereby acknowledges and agrees that the participant under each participation shall for purposes of subsections 2.8, 2.9, 2.10, 9.4 and
10.2 of this Agreement be considered to be a "Lender".

                  (C) Except as otherwise provided in this subsection 9.1 no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans or other Obligations owed to such Lender. Each Lender may furnish any information concerning Borrower and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants) provided that the Persons obtaining such information agrees to maintain the confidentiality of such information to the extent required by subsection 10.21.

                  (D) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it and the Revolving Note[s] held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System).

         9.2      Agent.

                  (A) Appointment. Each Lender hereby designates and appoints Heller as its agent under this Agreement and the Loan Documents, and each Lender hereby irrevocably authorizes Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in subsection 9.3. Agent agrees to act as such on the express conditions contained in this subsection 9.2. The provisions of this subsection
9.2 are solely for the benefit of Agent and Lenders and Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as an administrative representative of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Lenders or Borrower. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

                  (B) Nature of Duties. Agent shall have no duties, obligations or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of Agent shall be ministerial and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrower in connection with the extension of credit hereunder and shall make its own appraisal of the credit worthiness of Borrower, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the applicable percentage of Lenders have instructed Agent to act or refrain from acting pursuant hereto.

                  (C) Rights, Exculpation, Etc. Neither Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder, and except that Agent shall be liable with respect to its own gross negligence or willful misconduct. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectability, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of Borrower. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of Borrower, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any

Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the applicable percentage of the Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the applicable percentage of the Lenders and notwithstanding the instructions of Lenders, Agent shall have no obligation to take any action if it, in good faith believes that such action exposes Agent to any liability.

                  (D) Reliance. Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

                  (E) Indemnification. Each Lender, severally, agrees to reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement for any of the Loan Documents, in proportion to each Lender's Pro Rata Share; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Agent's gross negligence or willful misconduct. The obligations of Lenders under this subsection 9.2(E) shall survive the payment in full of the Obligations and the termination of this Agreement.

                  (F) Heller Individually. With respect to its Commitments and the Loans made by it, and the Revolving Note[s] issued to it, Heller shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Heller in its individual capacity as a Lender or one of the Requisite Lenders. Heller may lend money to, and generally engage in any kind of banking, trust or other business with Borrower as if it were not acting as Agent pursuant hereto.

                  (G)      Successor Agent.

                           (1)  Resignation.  Upon  consent by  Borrower,  which
consent will not be unreasonably withheld, Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty
(30) Business Days' prior written notice to Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (2) below or as otherwise provided below.

                           (2) Appointment of Successor. Upon any such notice of
resignation pursuant to clause (G)(1) above, Requisite Lenders shall, upon receipt of Borrower's prior consent which shall not unreasonably be withheld, appoint a successor Agent. If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent, upon notice to Borrower, shall then appoint a successor Agent who shall serve as Agent until such time, as Requisite Lenders, upon receipt of Borrower's prior written consent which shall not be unreasonably withheld, appoint a successor Agent as provided above.

                           (3)  Successor  Agent.  Upon  the  acceptance  of any
appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent under the Loan Documents, the provisions of this subsection 9.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

                  (H)      Collateral Matters.

                           (1) Release of Collateral. Lenders hereby irrevocably
authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any property covered by this Agreement or the Loan Documents (i) upon termination of the Commitments and payment and satisfaction of all Obligations; (ii) constituting property being sold or disposed of if Borrower certifies to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrower to be, renewed or extended. In addition during any Fiscal Year (x) Agent may release Collateral having a book value of not more than 10% of the book value of all Collateral,
(y) Agent, with the consent of Requisite Lenders, may release Collateral having a book value of not more than 25% of the book value of all Collateral and (z) Agent, with the consent of Lenders having 90% of (i) the Total Loan Commitments and (ii) Loans, may release all the Collateral.

                           (2) Confirmation of Authority; Execution of Releases.
Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in subsection 9.2(H)(1)), each Lender agrees to confirm in writing, upon request by Borrower, the authority to release any property covered by this Agreement or the Loan

Documents conferred upon Agent under subsection 9.2(H)(1). So long as no Event of Default is then continuing, upon receipt by Agent of confirmation from the requisite percentage of Lenders, of its authority to release any particular item or types of property covered by this Agreement or the Loan Documents, and upon at least five (5) Business Days prior written request by Borrower, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; provided, however, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower, in respect of), all interests retained by Borrower, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Loan Documents.

                           (3) Absence of Duty.  Agent shall have no  obligation
whatsoever to any Lender or any other Person to assure that the property covered by this Agreement or the Loan Documents exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent on behalf of Lenders herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this subsection 9.2(H) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Loan Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by this Agreement or the Loan Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders; provided, that Agent shall exercise the same care which it would in dealing with loans for its own account.

                  (I) Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Lenders' security interest in Collateral which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions.

                  (J) Exercise of Remedies. Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Loan Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

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
         9.3      Consents.

                  (A) In the event Agent requests the consent of a Lender and does not receive a written denial thereof within five (5) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have given such consent.

                  (B) In the event Agent requests the consent of a Lender and such consent is denied, then Heller may, at its option, require such Lender to assign its interest in the Loans to Heller for a price equal to the then outstanding principal amount thereof plus accrued and unpaid interest and fees due such Lender, which interest and fees will be paid when collected from Borrower. In the event that Heller elects to require any Lender to assign its interest to Heller, Heller will so notify such Lender in writing within forty-five (45) days following such Lender's denial, and such Lender will assign its interest to Heller no later than five (5) days following receipt of such notice.

         9.4 Set Off and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized by Borrower at any time or from time to time, with reasonably prompt subsequent notice to Borrower or to any other Person (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (A) balances held by such Lender or such holder at any of its offices for the account of Borrower or any of its Subsidiaries (regardless of whether such balances are then due to Borrower or its Subsidiaries), and (B) other property at any time held or owing by such Lender or such holder to or for the credit or for the account of Borrower or any of its Subsidiaries, against and on account of any of the Obligations which are not paid when due; except that no Lender or any such holder shall exercise any such right without the prior written consent of Agent. Any Lender which has exercised its right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the Obligations, purchase for cash (and the other Lenders or holders shall sell) participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such excess to other Lenders and holders, and (b) any Lender or holder so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of Loans and other Obligations in the amount of such participation.

         9.5 Disbursement of Funds. Agent may, on behalf of Lenders, disburse funds to Borrower for Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan before Agent disburses same to Borrower. If Agent elects to require that funds be made available prior to disbursement to Borrower, Agent shall advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of such requested Loan by no later than 1:00 p.m. Central time on the Funding Date for Base Rate Loans, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Loan, in same day funds, by wire transfer to Agent's account not later than 3:00 p.m. Central time for Base Rate Loans. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower, and Borrower shall immediately repay such amount to Agent. Any repayment required pursuant to this subsection 9.5 shall be without premium or penalty. Nothing in this subsection 9.5 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of subsection 9.6, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

         9.6      Settlements, Payments and Information.

                  (A)      Revolving Advances and Payments; Fee Payments.

                           (1) The Revolving  Loan may fluctuate from day to day
through Agent's disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and each Lender notwithstanding terms to the contrary set forth in Section 2 and subsection 9.5, Revolving Advances and repayments may be settled according to the procedures described in subsection 9.6(A)(2) and 9.6(A)(3) of this Agreement. Notwithstanding these procedures, each Lender's obligation to fund its Pro Rata Share of any advances made by Agent to Borrower will commence on the date such advances are made by Agent. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

                           (2) Once each  week,  or more  frequently  (including
daily), if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by 1 p.m. Central time by telephone, telex, or telecopy of the amount of each such Lender's Pro Rata Share of the Revolving Loan. In the event payments are necessary to adjust the amount of such Lender's share of the Revolving Loan to such Lender's Pro Rata Share of the Revolving Loan, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. Central time on the Settlement Date.

                           (3)  On  the  first   Business   Day  of  each  month
("Interest Settlement Date"), Agent will advise each Lender by telephone, telefax or telecopy of the amount of interest and fees charged to and collected from Borrower for the proceeding month. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on the signature page of this Agreement as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 3 p.m. Central time on the Interest Settlement Date such Lender's share of such interest and fees.


                  (B) Availability of Lender's Pro Rata Share.

                           (1) Unless Agent has been  notified by a Lender prior
to a Funding Date of such Lender's intention not to fund its Pro Rata Share of the Loan amount requested by Borrower, Agent may assume that such Lender will make such amount available to Agent on the Funding Date or the next Settlement Date, as applicable. If such amount is not, in fact, made available to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind.

                           (2) Nothing  contained in this subsection 9.6(B) will
be deemed to relieve a Lender of its obligation to fulfill its Commitments or to prejudice any rights Agent or Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

                  (C) Return of Payments.

                           (1) If Agent  pays an amount to a Lender  under  this
Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind.

                           (2) If Agent  determines  at any time that any amount
received by Agent under this Agreement must be returned to Borrower or paid to any other person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

         9.7 Dissemination of Information. Agent will provide Lenders with any information received by Agent from Borrower which is required to be provided to a Lender hereunder; provided, however, that Agent shall not be liable to Lenders for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct.


                            SECTION 10. MISCELLANEOUS

         10.1 Expenses and Attorneys' Fees. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to promptly pay all reasonable fees, costs and expenses incurred by Agent and each of the Lenders in connection with any matters contemplated by or arising out of this Agreement or the other Loan Documents including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the
Collateral: (a) fees, costs and expenses (including reasonable attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (b) fees, costs and expenses (including reasonable attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation, execution, syndication, and administration of the Loan Documents, the Loans, and any amendments, waivers, consents, forbearances and other modifications relating thereto or any subordination or intercreditor agreements; (c) fees, costs and expenses incurred by Agent in creating, perfecting and maintaining perfection of Liens in favor of Agent, on behalf of Lenders; (d) fees, costs and expenses incurred by Agent in connection with forwarding to Borrower the proceeds of Loans including Agent's or any Lenders' standard wire transfer fee; (e) fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by Agent or any Lender in establishing, maintaining and handling lock box accounts, blocked accounts or other accounts for collection of the Collateral; (f) fees, costs, expenses (including reasonable attorneys' fees and allocated costs of internal counsel) of Agent or any Lender and costs of settlement incurred in collecting upon or enforcing rights against the Collateral or incurred in any action to enforce this Agreement or the other Loan Documents or to collect any payments due from Borrower under this Agreement or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise.

         10.2 Indemnity. In addition to the payment of expenses pursuant to subsection 10.1, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold Agent and each Lender and the officers, directors, employees, agents, consultants, auditors, persons engaged by Agent or any Lender to evaluate or monitor the Collateral, affiliates and attorneys of Agent, Lender and such holders (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents, the consummation of the transactions contemplated by this Agreement, the statements contained in the commitment letters, if any, delivered by Agent or any Lender, Agent's and each Lender's agreement to make the Loans hereunder, the use or intended use of the proceeds of any of the Loans or the exercise of any right or remedy hereunder or under the other Loan Documents (the "Indemnified Liabilities"); provided that Borrower shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction.

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
         10.3     Amendments and Waivers.

                  (A) Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement or any Loan Document, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Requisite Lenders or Agent, as applicable; provided, that no amendment, modification, termination or waiver shall, unless in writing and signed by all Lenders, do any of the following: (i) increase the Commitment of any Lender; (ii) reduce the principal of, rate of interest on or fees payable with respect to any Loan;
(iii) extend the scheduled due date of any installment of principal of the Loans; (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the percentage of Lenders which shall be required for Lenders or any of them to take any action hereunder; (v) amend or waive this subsection 10.3 or the definitions of the terms used in this subsection 10.3 insofar as the definitions affect the substance of this subsection 10.3; (vi) consent to the assignment or other transfer by Borrower of any of its rights and obligations under any Loan Document; and (vii) increase the percentages contained in the definition of Borrowing Base and provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to the Lenders required herein above to take such action.

                  (B) Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document.

                  (C) No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.3 shall be binding upon each Lender, and, if signed by Borrower, on Borrower.

                  (D) In the event Agent waives (1) any Default arising under subsection 8.1(E) as a result of the breach of any of the provisions of Section 5 of this Agreement (other than any such breach which constitutes an Event of Default) or (2) any Default constituting a condition to the funding of any Revolving Advance, such waiver shall expire on the date upon which the Default which was the subject of such waiver matures into an Event of Default pursuant to the terms of this Agreement.

         10.4 Notices. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Central time or,


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
if not, on the next succeeding Business Day; (c) if delivered by overnight courier, one (1) Business Day after delivery to such courier properly addressed; or (d) if by U.S. Mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.




         If to Borrower:                    CIS AIR CORPORATION
                                            One Northern Concourse
                                            North Syracuse, New York  13212
                                            Telecopy No.:  (315) 455-4862
                                            Attn:  President

         If to Agent or to Heller:          HELLER FINANCIAL, INC.
                                            500 West Monroe
                                            Chicago, Illinois,  60661
                                            Attn:  HBC Portfolio Manager
                                            Telecopy No.:  (312) 441-7119

         With a copy to:                    HELLER FINANCIAL, INC.
                                            500 West Monroe
                                            Chicago, Illinois  60661
                                            Attn:  Legal Department/HBC
                                            Telecopy No.:  (312) 441-7208

                                            and

                                            VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                            222 North LaSalle Street
                                            Chicago, Illinois  60601
                                            Attn: Michael A. Nemeroff, Esq.
                                            Telecopy No.:  (312) 609-5005

         If to any Lender: Its address indicated on the signature page hereto, in a Lender Addition Agreement or in a notice to Agent and Borrower or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this subsection 10.4.

         10.5 Survival of Representations, Warranties and Certain Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in subsections 10.1 and 10.2 shall survive the payment of the Loans and the termination of this Agreement.

         10.6 Indulgence Not Waiver. No failure or delay on the part of Agent, any Lender or any holder of the Revolving Note[s] in the exercise of any power, right or privilege hereunder or under the Revolving Note[s] shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such


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power,  right or privilege  preclude other or further exercise thereof or of any other right, power or privilege.

         10.7 Marshaling; Payments Set Aside. Neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Agent and/or any Lender or Agent and/or any Lender enforces its security interests or exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         10.8 Entire Agreement. This Agreement, the Revolving Note[s] and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

         10.9 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         10.10 Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement or the other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement, or the other Loan Documents or of such provision or obligation in any other jurisdiction.

         10.11 Lenders' Obligations Several; Independent Nature of Lenders' Rights. The obligation of each Lender hereunder is several and not joint and neither Agent nor any Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan. Nothing contained in any Loan Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, provided Agent fails or refuses to exercise any remedies against Borrower after receiving the direction


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
of the Requisite Lenders, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         10.12 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         10.13 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         10.14 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrower may not assign its rights or obligations hereunder without the written consent of Lenders.

         10.15    No Fiduciary Relationship; Limitation of Liabilities.

                  (A) No provision in this Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by Agent or any Lender to Borrower.

                  (B) Neither Agent nor any Lender, nor any affiliate, officer, director, shareholder, employee, attorney, or agent of Agent or any Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue Agent or any Lender or any of Agent's or any Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the transactions contemplated hereby.

         10.16 CONSENT TO JURISDICTION. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, REVOLVING NOTE[S] OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND


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
WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING NOTE[S], THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS.

         10.17 WAIVER OF JURY TRIAL. BORROWER, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE NOTE[S] OR THE OTHER LOAN DOCUMENTS. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, THE REVOLVING NOTE[S] AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         10.18 Construction. Borrower, Agent and each Lender each acknowledge that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel.

         10.19 Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, or to any other Loan Document by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

         10.20 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Agent or any Lender shall have the right to act exclusively in the interest of Agent or such Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower or any of Borrower's shareholders or any other Person.

         10.21 Confidentiality. Agent and Lenders shall hold all nonpublic information obtained pursuant to the requirements hereof and identified as such by Borrower in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound business practices and in any event may make disclosure to such of its respective Affiliates, officers, directors, employees, agents and representatives as need to know such information in connection with the Loans. If any Lender is otherwise a creditor of a Borrower, such Lender may use the information in connection with its other credits. Agent and Lenders may also


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
make disclosure reasonably required by a bona fide offeree or assignee (or participation), or as required or requested by any Governmental Authority or representative thereof, or pursuant to legal process, or to its accountants, lawyers and other advisors, and shall require any such offeree or assignee (or participant) to agree (and require any of its offerees, assignees or participants to agree) to comply with this Section 10.21. In no event shall Agent or any Lender be obligated or required to return any materials furnished by Borrower; provided, however, each Offeree shall be required to agree that if it does not become a assignee (or participant) it shall return all materials furnished to it by Borrower in connection herewith.




                                      * * *

                  Witness the due execution of this Loan and Security Agreement by the respective duly authorized officers of the undersigned as of the date first written above.

                                                  CIS AIR CORPORATION



                                                     By: /s/Thomas J. Prinzing
                                                         ---------------------
                                                         Thomas J. Prinzing
                                                  Title: President
                                                   FEIN: 94-3043971


Revolving Loan Commitments:                       HELLER FINANCIAL, INC.,
                                                  as Agent and Lender



$10,000,000                                          By: /s/Mary C. Bookman
                                                         ------------------
                                                         Mary C. Bookman
                                                  Title: Vice President



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